                                                                    EXHIBIT 4.3


                      AMENDED AND RESTATED TRUST AGREEMENT


                                      AMONG


                         CAREMARK RX, INC., AS DEPOSITOR

                           CAREMARK RX CAPITAL TRUST I

                            WILMINGTON TRUST COMPANY
                             AS PROPERTY TRUSTEE AND
                              AS DELAWARE TRUSTEE,

                    THE ADMINISTRATIVE TRUSTEES NAMED HEREIN,

                                       AND

                     THE SEVERAL HOLDERS (AS DEFINED HEREIN)





                         DATED AS OF SEPTEMBER 29, 1999

                Certain Sections of this Trust Agreement relating
               to Sections 310 through 318 of the Trust Indenture
                                  Act of 1939:

                                                                          Indenture Trust
Trust Act Section                                                         Agreement Section
-----------------------------------------------------------------     -------------------------
(Section) 310 (a)(1)                                                  8.7
              (a)(2)                                                  8.7
              (a)(3)                                                  8.9
              (a)(4)                                                  2.7(a)(ii)
              (b)                                                     8.8
(Section) 311 (a)                                                     8.13
              (b)                                                     8.13
(Section) 312 (a)                                                     5.7
              (b)                                                     5.7
              (c)                                                     5.7
(Section) 313 (a)                                                     8.14(a)
              (a)(4)                                                  8.14(b)
              (b)                                                     8.14(b)
              (c)                                                     10.9
              (d)                                                     8.14(c)
(Section) 314 (a)                                                     8.15
              (b)                                                     Not Applicable
              (c)(1)                                                  8.16
              (c)(2)                                                  8.16
              (c)(3)                                                  Not Applicable
              (d)                                                     Not Applicable
              (e)                                                     1.1, 8.16
(Section) 315 (a)                                                     8.1(a), 8.3(a)
              (b)                                                     8.2, 10.9
              (c)                                                     8.1(a)
              (d)                                                     8.1, 8.3
              (e)                                                     Not Applicable
(Section) 316 (a)                                                     Not Applicable
              (a)(1)(A)                                               Not Applicable
              (a)(1)(B)                                               Not Applicable
              (a)(2)                                                  Not Applicable
              (b)                                                     5.14
              (c)                                                     6.7
(Section) 317 (a)(1)                                                  Not Applicable
              (a)(2)                                                  Not Applicable
              (b)                                                     5.9
(Section) 318 (a)                                                     10.11

         Note: This reconciliation and tie sheet shall not, for any purpose, be deemed to be a part of the Trust Agreement.

                                TABLE OF CONTENTS

                                                                                                                  Page
                                                                                                                  ----

ARTICLE I DEFINED TERMS.............................................................................................1

   SECTION 1.1. DEFINITIONS.........................................................................................1

ARTICLE II CONTINUATION OF TRUST...................................................................................11

   SECTION 2.1. NAME...............................................................................................11
   SECTION 2.2. OFFICE OF DELAWARE TRUSTEE; PRINCIPAL PLACE OF BUSINESS............................................11
   SECTION 2.3. INITIAL CONTRIBUTION OF TRUST PROPERTY; ORGANIZATIONAL EXPENSES....................................11
   SECTION 2.4. ISSUANCE OF PREFERRED SECURITIES...................................................................11
   SECTION 2.5. ISSUANCE OF COMMON SECURITIES......................................................................12
   SECTION 2.6. SUBSCRIPTION AND PURCHASE OF DEBENTURES............................................................12
   SECTION 2.7. DECLARATION OF TRUST...............................................................................12
   SECTION 2.8. AUTHORIZATION TO ENTER INTO CERTAIN TRANSACTIONS...................................................12
   SECTION 2.9. ASSETS OF TRUST....................................................................................16
   SECTION 2.10. TITLE TO TRUST PROPERTY...........................................................................17

ARTICLE III PAYMENT ACCOUNT........................................................................................17

   SECTION 3.1. PAYMENT ACCOUNT....................................................................................17

ARTICLE IV DISTRIBUTIONS; REDEMPTION; CONVERSION...................................................................17

   SECTION 4.1. DISTRIBUTIONS......................................................................................17
   SECTION 4.2. REDEMPTION.........................................................................................18
   SECTION 4.3. CONVERSION.........................................................................................20
   SECTION 4.4. SUBORDINATION OF COMMON SECURITIES.................................................................23
   SECTION 4.5. PAYMENT PROCEDURES.................................................................................24
   SECTION 4.6. TAX RETURNS AND REPORTS............................................................................24
   SECTION 4.7. PAYMENT OF EXPENSES OF TRUST.......................................................................24
   SECTION 4.8. PAYMENTS UNDER INDENTURE OR PURSUANT TO DIRECT ACTIONS.............................................25

ARTICLE V TRUST SECURITIES CERTIFICATES............................................................................25

   SECTION 5.1. INITIAL OWNERSHIP..................................................................................25
   SECTION 5.2. TRUST SECURITIES CERTIFICATES......................................................................25
   SECTION 5.3. EXECUTION AND DELIVERY OF TRUST SECURITIES CERTIFICATES............................................25
   SECTION 5.4. REGISTRATION OF TRANSFER AND EXCHANGE OF PREFERRED SECURITIES......................................26
   SECTION 5.5. TRANSFER OF CERTIFICATES...........................................................................29
   SECTION 5.6. DEEMED HOLDERS.....................................................................................30



   SECTION 5.7. ACCESS TO LIST OF HOLDERS'NAMES AND ADDRESSES......................................................30
   SECTION 5.8. MAINTENANCE OF OFFICE OR AGENCY....................................................................30
   SECTION 5.9. APPOINTMENT OF PAYING AGENT........................................................................30
   SECTION 5.10. APPOINTMENT OF CONVERSION AGENT...................................................................31
   SECTION 5.11. OWNERSHIP OF COMMON SECURITIES BY DEPOSITOR.......................................................31
   SECTION 5.12. BOOK ENTRY INTERESTS..............................................................................32
   SECTION 5.13. NOTICES TO CLEARING AGENCY........................................................................33
   SECTION 5.14. APPOINTMENT OF SUCCESSOR CLEARING AGENCY..........................................................33
   SECTION 5.15. DEFINITIVE PREFERRED SECURITIES UNDER CERTAIN CIRCUMSTANCES.......................................33
   SECTION 5.16. MUTILATED, DESTROYED, LOST OR STOLEN TRUST SECURITIES CERTIFICATES................................34
   SECTION 5.17. RIGHTS OF HOLDERS.................................................................................34
   SECTION 5.18. CUSIP NUMBERS.....................................................................................36

ARTICLE VI ACTS OF HOLDERS; MEETINGS; VOTING.......................................................................37

   SECTION 6.1. LIMITATIONS ON VOTING RIGHTS.......................................................................37
   SECTION 6.2. NOTICE OF MEETINGS.................................................................................38
   SECTION 6.3. MEETINGS OF HOLDERS................................................................................38
   SECTION 6.4. VOTING RIGHTS......................................................................................39
   SECTION 6.5. PROXIES, ETC.......................................................................................39
   SECTION 6.6. HOLDER ACTION BY WRITTEN CONSENT...................................................................39
   SECTION 6.7. RECORD DATE FOR VOTING AND OTHER PURPOSES..........................................................39
   SECTION 6.8. ACTS OF HOLDERS....................................................................................39
   SECTION 6.9. INSPECTION OF RECORDS..............................................................................40

ARTICLE VII REPRESENTATIONS AND WARRANTIES.........................................................................41

   SECTION 7.1. REPRESENTATIONS AND WARRANTIES OF PROPERTY TRUSTEE AND DELAWARE TRUSTEE............................41

ARTICLE VIII THE TRUSTEES..........................................................................................42

   SECTION 8.1. CERTAIN DUTIES AND RESPONSIBILITIES................................................................42
   SECTION 8.2. CERTAIN NOTICES....................................................................................43
   SECTION 8.3. CERTAIN RIGHTS OF PROPERTY TRUSTEE.................................................................44
   SECTION 8.4. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.............................................46
   SECTION 8.5. MAY HOLD SECURITIES................................................................................46
   SECTION 8.6. COMPENSATION; INDEMNITY; FEES......................................................................46
   SECTION 8.7. CORPORATE PROPERTY TRUSTEE REQUIRED; ELIGIBILITY OF TRUSTEES.......................................47
   SECTION 8.8. CONFLICTING INTERESTS..............................................................................48
   SECTION 8.9. CO-TRUSTEES AND SEPARATE TRUSTEE...................................................................48
   SECTION 8.10. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.................................................49
   SECTION 8.11. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR............................................................50
   SECTION 8.12. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.......................................51



   SECTION 8.13. PREFERENTIAL COLLECTION OF CLAIMS AGAINST DEPOSITOR OR TRUST......................................51
   SECTION 8.14. REPORTS BY PROPERTY TRUSTEE.......................................................................52
   SECTION 8.15. REPORTS TO PROPERTY TRUSTEE.......................................................................52
   SECTION 8.16. EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT..................................................52
   SECTION 8.17. NUMBER OF TRUSTEES................................................................................53
   SECTION 8.18. DELEGATION OF POWER...............................................................................53

ARTICLE IX DISSOLUTION, LIQUIDATION, TERMINATION AND MERGER........................................................54

   SECTION 9.1. TERMINATION UPON EXPIRATION DATE...................................................................54
   SECTION 9.2. EARLY TERMINATION..................................................................................54
   SECTION 9.3. TERMINATION........................................................................................54
   SECTION 9.4. LIQUIDATION........................................................................................55
   SECTION 9.5. MERGERS, CONSOLIDATIONS, AMALGAMATIONS OR REPLACEMENTS OF TRUST....................................56

ARTICLE X RIGHT TO REQUIRE REPURCHASE..............................................................................57

   SECTION 10.1. RIGHT TO REQUIRE REPURCHASE.......................................................................57
   SECTION 10.2. NOTICE; METHOD OF EXERCISING REPURCHASE RIGHT.....................................................57
   SECTION 10.3. DEPOSIT OF REPURCHASE PRICE.......................................................................58
   SECTION 10.4. SECURITIES NOT REPURCHASED ON REPURCHASE DATE.....................................................58
   SECTION 10.5. SECURITIES REPURCHASED IN PART....................................................................58
   SECTION 10.6. DEFINITIONS.......................................................................................59

ARTICLE XI MISCELLANEOUS PROVISIONS................................................................................60

   SECTION 11.1. LIMITATION OF RIGHTS OF HOLDERS...................................................................60
   SECTION 11.2. LIABILITY.........................................................................................60
   SECTION 11.3. AMENDMENT.........................................................................................60
   SECTION 11.4. SEPARABILITY......................................................................................61
   SECTION 11.5. GOVERNING LAW.....................................................................................62
   SECTION 11.6. PAYMENTS DUE ON NON-BUSINESS DAY..................................................................62
   SECTION 11.7. SUCCESSORS........................................................................................62
   SECTION 11.8. HEADINGS..........................................................................................62
   SECTION 11.9. REPORTS, NOTICES AND DEMANDS......................................................................62
   SECTION 11.10. AGREEMENT NOT TO PETITION........................................................................63
   SECTION 11.11. TRUST INDENTURE ACT; CONFLICT WITH TRUST INDENTURE ACT...........................................63
   SECTION 11.12. ACCEPTANCE OF TERMS OF TRUST AGREEMENT, GUARANTEE AND INDENTURE..................................64
   SECTION 11.13. HOLDERS ARE PARTIES..............................................................................64
   SECTION 11.14. COUNTERPARTS.....................................................................................64

                      AMENDED AND RESTATED TRUST AGREEMENT


THIS AMENDED AND RESTATED TRUST AGREEMENT (this "Trust Agreement"), dated as of September 29, 1999 among (i) CAREMARK RX, INC., a Delaware corporation (including any successors or assigns, the "Depositor"), (ii) Wilmington Trust Company, as property trustee (in such capacity, the "Property Trustee" and, in its separate corporate capacity and not in its capacity as Property Trustee, the "Bank") and as Delaware trustee (the "Delaware Trustee"), (iii) James H. Dickerson, Jr., an individual, Howard A. McLure, an individual, and Sara J. Finley, an individual, each of whose address is c/o Caremark Rx, Inc., 3000 Galleria Tower, Suite 1000, Birmingham, Alabama 35244 (each an "Administrative Trustee" and collectively the "Administrative Trustees") (the Property Trustee, the Delaware Trustee and the Administrative Trustees are referred to individually as a "Trustee" and collectively as the "Trustees") and (iv) the several Holders (as hereinafter defined).

                                   WITNESSETH:

                  WHEREAS, the Depositor and certain of the Trustees have heretofore duly declared and established a business trust pursuant to the Delaware Business Trust Act by the entering into that certain Trust Agreement, dated as of September 10, 1999 (the "Original Trust Agreement"), and by the execution and filing with the Secretary of State of the State of Delaware of the Certificate of Trust, filed on September 10, 1999, attached as Exhibit A (the "Certificate of Trust"); and

                  WHEREAS, the Depositor and the Trustees desire to amend and restate the Original Trust Agreement in its entirety as set forth herein to provide for, among other things, (i) the issuance and sale of the Common Securities (as hereinafter defined) by the Trust to the Depositor, (ii) the issuance and sale of the Preferred Securities (as hereinafter defined) by the Trust pursuant to the Purchase Agreement (as hereinafter defined) and (iii) the acquisition by the Trust from the Depositor of all of the right, title and interest in the Debentures (as hereinafter defined) issued pursuant to the Indenture (as hereinafter defined).

                  NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party, for the benefit of the other parties and for the benefit of the Holders (as hereinafter defined), hereby amends and restates the Original Trust Agreement in its entirety and agrees as follows:

                                    ARTICLE I

                                  DEFINED TERMS

SECTION 1.1.      DEFINITIONS.

                  For all purposes of this Trust Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (b) all other terms used herein that are defined in the Trust Indenture Act (as hereinafter defined), either directly or by reference therein, have the meanings assigned to them therein;

                  (c) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Trust Agreement; and

                  (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Trust Agreement as a whole and not to any particular Article, Section or other subdivision.

                  "Act" has the meaning specified in Section 6.8(a).

                  "Additional Amount" means, with respect to Trust Securities of a given Liquidation Amount and/or a given period, the amount of Additional Interest (as defined in the Indenture) paid by the Depositor on a Like Amount of Debentures for such period.

                  "Administrative Trustee" means each of the individuals identified as an "Administrative Trustee" in the preamble to this Trust Agreement, solely in such individual's capacity as an Administrative Trustee of the Trust and not in such individual's individual capacity, or such Administrative Trustee's successor in interest in such capacity, and includes any Special Administrative Trustee (as hereinafter defined) appointed as herein provided.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Appointment Event" has the meaning set forth in Section
6.1(d).

                  "Bank" has the meaning specified in the preamble to this Trust Agreement.

                  "BHCA Person" has the meaning set forth in Section 4.3(a).

                  "Bankruptcy Event" means, with respect to any Person:

                  (a) the entry of a decree or order by a court having jurisdiction in the premises judging such Person a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Person or of any substantial part of its property or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (b) the institution by such Person of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or similar official) of such Person or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt, or the taking of corporate action by such Person in furtherance of any such action.

                  "Bankruptcy Laws" has the meaning specified in Section 11.10.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Depositor to have been duly adopted by the Depositor's Board of Directors, or such committee of the Board of Directors or officers of the Depositor to which authority to act on behalf of the Board of Directors has been delegated, and to be in full force and effect on the date of such certification, and delivered to the Trustees.

                  "Book-Entry Preferred Securities Certificates" means a beneficial interest in the Preferred Securities Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 5.12.

                  "Business Day" means a day other than (i) a Saturday or Sunday and (ii) a day on which banking institutions in The City of New York or the State of Delaware are authorized or required by law or executive order to remain closed.

                  "Certificate Depository Agreement" means the agreement among the Trust, the Depositor and The Depository Trust Company, as the initial Clearing Agency, dated as of the Closing Date, relating to the Preferred Securities Certificates, substantially in the form attached as Exhibit B, as the same may be amended and supplemented from time to time.

                  "Certificate of Trust" has the meaning specified in the recitals hereof, as amended from time to time.

                  "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act. The Depository Trust Company will be the initial Clearing Agency.

                  "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                  "Closing Date" means the date of execution and delivery of this Trust Agreement.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Common Securities Certificate" means a certificate evidencing ownership of Common Securities, substantially in the form attached as Exhibit C.

                  "Common Security" means an undivided common beneficial interest in the assets of the Trust, having a Liquidation Amount of $50 and having the rights provided therefor in this Trust Agreement, including the right to convert to shares of the Common Stock and the right to receive Distributions and a Liquidation Distribution as provided herein.

                  "Common Stock" means the common stock of the Depositor, par value $.001 per share.

                  "Conversion Agent" has the meaning set forth in Section
4.3(d).

                  "Conversion Date" has the meaning set forth in Section 4.3(c).

                  "Conversion Price" has the meaning set forth in Section
4.3(a).

                  "Conversion Request" has the meaning set forth in Section 4.3(b).

                  "Corporate Trust Office" means (i) when used with respect to the Property Trustee, the principal office of the Property Trustee located in Wilmington, Delaware, and (ii) when used with respect to the Indenture Trustee, the principal office of the Indenture Trustee located in Wilmington, Delaware.

                  "Debenture Redemption Date" means, with respect to any Debentures to be redeemed under the Indenture, the date fixed for redemption under the Indenture.

                  "Debenture Stated Maturity" means the date specified pursuant to the terms of the Debentures as the date on which the principal of the Debentures is due and payable.

                  "Debenture Tax Event" means a "Tax Event" as defined in the Indenture.

                  "Debentures" means the $206,186,000 aggregate principal amount of the Depositor's 7.0% Convertible Subordinated Debentures due 2029 issued pursuant to the Indenture.

                  "Definitive Preferred Securities" means either or both (as the context requires) of (i) Preferred Securities Certificates issued as Book-Entry Preferred Securities Certificates as provided in Section 5.12 and (ii) Preferred Securities Certificates issued in certificated, fully registered form as provided in Section 5.15.

                  "Delaware Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. 3801, et seq., as it may be amended from time to time.

                  "Delaware Trustee" means the Person identified as the "Delaware Trustee" in the preamble to this Trust Agreement solely in its capacity as Delaware Trustee of the Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor trustee appointed as herein provided.

                  "Depositor" has the meaning specified in the preamble to this Trust Agreement.

                  "Direct Action" has the meaning specified in Section 5.17(f).

                  "Distribution Date" has the meaning specified in Section
4.1(a).

                  "Distributions" has the meaning specified in Section 4.1(a).

                  "Early Termination Event" has the meaning specified in Section 9.2.

                   "Event of Default" means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) the occurrence of a Indenture Event of Default; or

                  (b) default by the Property Trustee in the payment of any Distribution when it becomes due and payable, and continuation of such default for a period of 30 days; provided, however, that a valid extension of the interest payment period by the Depositor pursuant to Section 3.11 of the Indenture shall not constitute a default in the payment of Distributions); or

                  (c) default by the Property Trustee in the payment of any Redemption Price or Repurchase Price of any Trust Security when it becomes due and payable; or

                  (d) default in the performance, or breach, in any material respect, of any covenant or warranty of the Trustees in this Trust Agreement (other than a covenant or warranty a default in the performance or breach of which is dealt with in clause (b) or (c) above) and continuation of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the defaulting Trustee or Trustees by the Holders of at least 25% in aggregate Liquidation Amount of the Outstanding Preferred Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (e) the occurrence of a Bankruptcy Event with respect to the Property Trustee and the failure by the Depositor to appoint a successor Property Trustee within 90 days thereof.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Expiration Date" has the meaning specified in Section 9.1.

                  "Global Preferred Security" or "Global Preferred Securities" means a Preferred Security or Securities in the form set forth in Exhibit D attached hereto.

                  "Global Preferred Securities Certificate" has the meaning specified in Section 5.12.

                  "Guarantee" means the Guarantee Agreement executed and delivered by the Depositor and Wilmington Trust Company, as trustee, contemporaneously with the execution and delivery of this Trust Agreement, for the benefit of the Holders of the Preferred Securities, as amended from time to time.

                  "Holder" means a Person in whose name a Trust Security is registered in the Securities Register; any such Person shall be a beneficial owner within the meaning of the Delaware Business Trust Act; provided, however, that in determining whether the Holders of the requisite amount of Preferred Securities have voted on any matter provided for in this Trust Agreement, then for the purpose of any such determination, so long as Definitive Preferred Securities Certificates have not been issued, the term Holders or Holders as used herein shall refer to the Owners.

                  "Indenture" means the Indenture, dated as of September 29, 1999 between the Depositor and the Indenture Trustee, as trustee, as amended or supplemented from time to time.

                  "Indenture Event of Default" means an "Event of Default" as defined in the Indenture.

                  "Indenture Trustee" means Wilmington Trust Company, a Delaware corporation, as trustee under the Indenture, and any successor trustee appointed as provided therein.

                  "Initial Purchaser" means Warburg Dillon Read LLC.

                  "Investment Company Event" means that the Administrative Trustees shall have received an opinion from independent counsel to the effect that, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an "investment company" which is required to be registered under the Investment Company Act of 1940, as amended, which Change in 1940 Act Law becomes effective on or after the date of the Offering Memorandum.

                  "Lien" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

                  "Like Amount" means (a) with respect to a redemption or repurchase of Trust Securities, Trust Securities having a Liquidation Amount equal to the principal amount of Debentures to be contemporaneously redeemed or repurchased in accordance with the Indenture, the proceeds of which will be used to pay the Redemption Price or Repurchase Price of such Trust Securities and (b) with respect to a distribution of Debentures to Holders of Trust Securities in connection with a dissolution or liquidation of the Trust, Debentures having a principal amount equal to the Liquidation Amount of the Trust Securities of the Holder to whom such Debentures are distributed.

                  "Liquidated Damages" shall have the meaning set forth in
Section 5 of the Registration Rights Agreement.

                  "Liquidation Amount" means the stated amount of $50 per Trust Security.

                  "Liquidation Date" means the date on which Debentures are to be distributed to Holders of Trust Securities in connection with a termination and liquidation of the Trust pursuant to Section 9.4(a).

                  "Liquidation Distribution" has the meaning specified in
Section 9.4(d).

                  "1940 Act" means the Investment Company Act of 1940, as amended.

                  "Offering Memorandum" means the offering memorandum dated September 24, 1999 relating to the offering of the Preferred Securities contemplated by the Purchase Agreement.

                  "Officers' Certificate" means a certificate signed by the Chairman, Chief Executive Officer, President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary, of the Depositor, and delivered to the appropriate Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 8.16 shall be the principal executive, financial or accounting officer of the Depositor. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement shall include:

                  (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

                  (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

                  (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

                   "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Trust, the Property Trustee or the Depositor, and who shall be reasonably acceptable to the Property Trustee.

                  "Original Trust Agreement" has the meaning specified in the recitals to this Trust Agreement.

                  "Outstanding" means, when used with respect to Trust Securities as of the date of determination, all Trust Securities theretofore executed and delivered under this Trust Agreement, except:

                  (a) Trust Securities theretofore canceled by the Securities Registrar or delivered to the Securities Registrar for cancellation;

                  (b) Trust Securities for whose payment or redemption funds in the necessary amount theretofore have been deposited with the Property Trustee or any Paying Agent for the Holders of such Trust Securities; provided that, if such Trust Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Trust Agreement;

                  (c) Trust Securities which have been converted pursuant to
Section 4.3; and

                  (d) Trust Securities which have been paid or in exchange for or in lieu of which other Trust Securities have been executed and delivered pursuant to this Trust Agreement, including pursuant to Sections 5.4, 5.5, 5.11 and 5.16; provided, however, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Preferred Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Preferred Securities owned by the Depositor, any Trustee or any Affiliate of the Depositor or any Trustee shall be disregarded and deemed not to be Outstanding, except that (a) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Preferred Securities that such Trustee actually knows to be so owned shall be so disregarded and (b) the foregoing shall not apply at any time when all of the Outstanding Preferred Securities are owned by the Depositor, one or more of the Trustees and/or any such Affiliate. Preferred Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Administrative Trustees the pledgee's right so to act with respect to such Preferred Securities and that the pledgee is not the Depositor or any Affiliate of the Depositor.

                  "Owner" means each Person who is the beneficial owner of a Book-Entry Preferred Securities Certificate as reflected in the records of the Clearing Agency or, if a Clearing Agency Participant is not the beneficial owner, then as reflected in the records of a Person maintaining an account with such Clearing Agency (directly or indirectly, in accordance with the rules of such Clearing Agency).

                  "Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 5.9 and initially shall be the Bank.

                  "Payment Account" means a segregated non-interest-bearing corporate trust account maintained by the Property Trustee with the Bank in its corporate trust department for the benefit of the Holders in which all amounts paid in respect of the Debentures will be held and from which the Property Trustee, through the Paying Agent, shall make payments to the Holders in accordance with Sections 4.1 and 4.2 and Article X.

                  "Person" means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

                  "Preferred Securities Certificate" means a certificate evidencing ownership of Preferred Securities, substantially in the form attached as Exhibit D.

                  "Preferred Security" means an undivided preferred beneficial interest in the assets of the Trust, having a Liquidation Amount of $50 and having the rights provided therefor in this Trust Agreement, including the right to convert to shares of the Common Stock and the right to receive Distributions and a Liquidation Distribution as provided herein.

                  "Property Trustee" means the Person identified as the "Property Trustee" in the preamble to this Trust Agreement solely in its capacity as Property Trustee of the Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as herein provided.

                  "Purchase Agreement" means the Purchase Agreement, dated as of September 24, 1999, among the Trust, the Depositor and Warburg Dillon Read LLC.

                  "Redemption Date" means, with respect to any Trust Security to be redeemed, the date fixed for such redemption by or pursuant to this Trust Agreement; provided that each Debenture Redemption Date and the Debenture Stated Maturity shall be a Redemption Date for a Like Amount of Trust Securities.

                  "Redemption Price" means, with respect to any Trust Security, the redemption price paid by the Depositor upon the concurrent redemption of a Like Amount of Debentures, allocated on a pro rata basis (based on Liquidation Amounts) among the Trust Securities.

                  "Registration Rights Agreement" means that certain Registration Rights Agreement dated as of September 29, 1999 among the Trust, the Depositor and the Initial Purchasers.

                  "Regulation S" means Regulation S under the Securities Act.

                  "Relevant Trustee" shall have the meaning specified in Section 8.10(a).

                  "Repurchase Date" shall have the meaning specified in Section 10.1

                  "Repurchase Price" shall have the meaning specified in Section 10.1

                  "Resale Restriction Termination Date" means, with respect to any Preferred Security, the later of (i) the date which is two years after the later of the original issue date of such Preferred Security and (ii) the last date on which the Depositor or an Affiliate of the Depositor was the owner of such Preferred Security (or any predecessor Trust Security).

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Securities Registrar" shall have the meaning specified in
Section 5.5.

                  "Securities Register" shall have the meaning specified in
Section 5.5.

                  "Shelf Registration Statement" means the registration statement under the Securities Act with respect to the Preferred Securities, the Debentures, the Guarantee and Common Stock that the Trust and the Depositor are required to file pursuant to the Registration Rights Agreement.

                  "Special Administrative Trustee" means an Administrative Trustee appointed by the Holders of the Preferred Securities pursuant to the provisions of Section 6.1(d).

                  "Special Event" means an Investment Company Event or a Tax Event.

                  "Tax Event" means the receipt by the Trust of an Opinion of Counsel experienced in such matters to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein or (b) any amendment to, or change in, an interpretation or application of such laws or regulations, there is more than an insubstantial risk that (i) the Trust would be subject to United States federal income tax with respect to income accrued or received on the Convertible Subordinated Debentures, (ii) interest payable to the Trust on the Convertible Subordinated Debentures would not be deductible, in whole or in part, by the Depositor for United States federal income tax purposes or (iii) the Trust would be subject to more than a de minimis amount of other taxes, duties or other governmental charges, which change or amendment becomes effective on or after the date of the Offering Memorandum.

                  "Trading Day" means each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are generally not traded on the applicable securities exchange or in the relevant market.

                  "Transfer Restricted Securities" means Preferred Securities that bear or are required to bear the legend set forth in Section 5.4(e).

                  "Trust" means the Delaware business trust created and continued hereby and identified on the cover page to this Trust Agreement.

                  "Trust Agreement" means this Amended and Restated Trust Agreement, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including (i) all exhibits hereto and
(ii) for all purposes of this Trust Agreement and any such modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Trust Agreement and any such modification, amendment or supplement, respectively.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                  "Trust Property" means (a) the Debentures, (b) any funds on deposit in, or owing to, the Payment Account and (c) all proceeds and rights in respect of the foregoing.

                  "Trust Securities Certificate" means any one of the Common Securities Certificates or the Preferred Securities Certificates.

                  "Trust Security" means any of the Common Securities and the Preferred Securities.

                  "Trustees" means, collectively, the Property Trustee, the Delaware Trustee and the Administrative Trustees.

                                   ARTICLE II

                              CONTINUATION OF TRUST

                  SECTION 2.1. NAME.

                  The Trust continued hereby shall be known as "Caremark Rx Capital Trust I," as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders and the other Trustees, in which name the Trustees engage in the transactions contemplated hereby, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

                  SECTION 2.2. OFFICE OF DELAWARE TRUSTEE; PRINCIPAL PLACE OF BUSINESS.

                  The address of the Delaware Trustee in the State of Delaware is Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19801, Attention: Corporate Trust Department, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Holders and the Depositor. The principal executive office of the Trust is c/o Caremark Rx, Inc., 3000 Galleria Tower, Suite 1000, Birmingham, Alabama 35244.

                  SECTION 2.3. INITIAL CONTRIBUTION OF TRUST PROPERTY; ORGANIZATIONAL EXPENSES.

                  The Property Trustee acknowledges receipt in trust from the Depositor in connection with the Original Trust Agreement of the sum of $10, which constituted the initial Trust Property. The Depositor will pay organizational expenses of the Trust as they arise or, upon request of any Trustee, promptly will reimburse such Trustee for any such expenses paid by such Trustee. The Depositor will make no claim upon the Trust Property for the payment of such expenses.

                  SECTION 2.4. ISSUANCE OF PREFERRED SECURITIES.

                  (a) As of September 24, 1999, the Depositor, on behalf of the Trust and pursuant to the Original Trust Agreement, executed and delivered the Purchase Agreement. Contemporaneously with the execution and delivery of this Trust Agreement, an Administrative Trustee, on behalf of the Trust, will execute in accordance with Section 5.2 and deliver to the Initial Purchaser named in the Purchase Agreement the Preferred Securities Certificates, registered in the name of the nominee of the initial Clearing Agency, 4,000,000 Preferred Securities having an aggregate Liquidation Amount of $200,000,000, against receipt of an aggregate purchase price of $200,000,000 plus accrued Distributions from September 29, 1999, if any.

                  SECTION 2.5. ISSUANCE OF COMMON SECURITIES.

                  (a) Contemporaneously with the execution and delivery of this Trust Agreement, an Administrative Trustee, on behalf of the Trust, will execute in accordance with Section 5.2 and deliver to the Depositor Common Securities Certificates, registered in the name of the Depositor, in an aggregate amount of 123,720 Common Securities having an aggregate Liquidation Amount of $6,186,000 against payment by the Depositor of an aggregate purchase price of $6,186,000, plus accrued Distributions from September 29, 1999, if any.

                  SECTION 2.6. SUBSCRIPTION AND PURCHASE OF DEBENTURES.

                  (a) Contemporaneously with the issuance of Preferred Securities and Common Securities pursuant to Section 2.4(a) and Section 2.5(a), an Administrative Trustee, on behalf of the Trust, will subscribe to and purchase from the Depositor Debentures registered in the name of the Trust and having an aggregate principal amount equal to $206,186,000. In satisfaction of the purchase price for such Debentures, the Trust will deliver to the Depositor the sum of $206,186,000.

                  SECTION 2.7. DECLARATION OF TRUST.

                  The exclusive purposes and functions of the Trust are (a) to issue and sell Trust Securities, (b) to use the proceeds from such sale to acquire the Debentures and (c) to engage in those activities necessary or incidental thereto. The Depositor hereby appoints the Trustees as trustees of the Trust, to have all the rights, powers and duties to the extent set forth herein, and the Trustees hereby accept such appointment. The Property Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Trust and the Holders. The Administrative Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Property Trustee or the Administrative Trustees set forth herein. The Delaware Trustee shall be one of the Trustees of the Trust for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Delaware Business Trust Act.

                  SECTION 2.8. AUTHORIZATION TO ENTER INTO CERTAIN TRANSACTIONS.

                  (a) The Trustees shall conduct the affairs of the Trust in accordance with the terms of this Trust Agreement. Subject to the limitations set forth in Section 2.8(b) and Article VIII and in accordance with the following provisions (i), (ii) and (iii), the Trustees shall have the authority to enter into all transactions and agreements determined by the Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to the Trustees under this Trust Agreement, and to perform all acts in furtherance thereof, including the following:

                           (i) As among the Trustees, each Administrative Trustee, acting singly or collectively, shall have the power and authority (except during any period in which the Holders of the Preferred Securities shall have appointed a Special Administrative Trustee pursuant to Section 6.1(d)) to act on behalf of the Trust with respect to the following matters:

                                    (A) the issuance and sale of the Trust
                           Securities; provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, provided further, that there shall be no interests in the Trust other than the Trust Securities, and the issuance of Trust Securities shall be limited to simultaneous issuances of both Preferred Securities and Common Securities on the Closing Date;

                                    (B) causing the Trust to enter into, and
                           executing, delivering and performing on behalf of the Trust, the Purchase Agreement, the Registration Rights Agreement, the Certificate Depository Agreement and such other agreements as may be necessary or desirable in connection with the purposes and function of the Trust;

                                    (C) assisting in the registration of the
                           Preferred Securities under the Securities Act of 1933, as amended, and under state securities or blue sky laws, and the qualification of this Trust Agreement and the Guarantee as trust indentures under the Trust Indenture Act;

                                    (D) assisting in the listing, if any, of the
                           Preferred Securities upon the PORTAL Market or upon any national stock exchange or exchanges or the Nasdaq National Market or any other automated quotation system or systems as shall be determined by the Depositor and the registration of the Preferred Securities under the Exchange Act, if required, and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing;

                                    (E) sending notices (other than notices of
                           default) and other information regarding the Trust Securities and the Debentures to the Holders in accordance with this Trust Agreement;

                                    (F) appointing a Paying Agent, Conversion
                           Agent and Securities Registrar in accordance with this Trust Agreement;

                                    (G) registering transfer of the Trust
                           Securities in accordance with this Trust Agreement;

                                    (H) to the extent provided in this Trust
                           Agreement, the winding up of the affairs of and liquidation of the Trust and executing and filing the certificate of cancellation with the Secretary of State of the State of Delaware;

                                    (I) unless otherwise required by the
                           Delaware Business Trust Act or the Trust Indenture Act, executing on behalf of the Trust (either acting alone or together with any or all of the Administrative Trustees) any documents that the Administrative Trustees have the power to execute pursuant to this Trust Agreement; and

                                    (J) taking any action incidental to the
                           foregoing as the Administrative Trustees may from time to time determine is necessary or advisable to give effect to the terms of this Trust Agreement for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder).

                           (ii) As among the Trustees, the Property Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

                                    (A) establishing the Payment Account;

                                    (B) receiving and holding the Debentures;

                                    (C) collecting principal of, premium, if
                           any, and interest on, and any other payments made in respect of, the Debentures in the Payment Account;

                                    (D) distributing, through the Paying Agent,
                           amounts owed to the Holders in respect of the Trust Securities (including, without limitation, Liquidated Damages pursuant to the Registration Rights Agreement);

                                    (E) exercising all of the rights, powers and
                           privileges of a holder of the Debentures;

                                    (F) sending notices of default and other
                           information regarding the Trust Securities and the Debentures to the Holders in accordance with this Trust Agreement;

                                    (G) distributing the Trust Property in
                           accordance with the terms of this Trust Agreement;

                                    (H) to the extent provided in this Trust
                           Agreement, winding up the affairs of and liquidating the Trust and the executing and filing the certificate of cancellation with the Secretary of State of the State of Delaware; and

                                    (I) except as otherwise provided in this
                           Section 2.8(a)(ii), the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in
                           Section 2.8(a)(i).

                           (iii) At such times as a Special Administrative Trustee shall have been appointed by the Holders of the Preferred Securities pursuant to Section 6.1(d), the Special Administrative Trustee shall have the power and authority to act on behalf of the Trust jointly with the Administrative Trustees, and the Administrative Trustees and the Special Administrative Trustee shall act collectively as determined by a majority.

                  (b) So long as this Trust Agreement remains in effect, the Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, the Trustees shall not: (i) acquire any investments or engage in any activities not authorized by this Trust Agreement;
(ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Holders, except as expressly provided herein; (iii) take any action that would cause the Trust to fail or cease to qualify as a "grantor trust" for United States federal income tax purposes; (iv) incur any indebtedness for borrowed money or issue any other debt; (v) take or consent to any action that would result in the creation of a Lien on any of the Trust Property; (vi) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Trust Securities pursuant to the terms of this Trust Agreement and of the Trust Securities; (vii) acquire any assets other than the Trust Property;
(viii) possess any power or otherwise act in such a way as to vary the Trust Property; (ix) possess any power or otherwise act in such a way as to vary the terms of the Trust Securities in any way whatsoever (except to the extent expressly authorized in this Trust Agreement or by the terms of the Trust Securities); or (x) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Trust Securities. The Administrative Trustees shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Holders in their capacity as Holders.

                  (c) In connection with the issue and sale of the Preferred Securities, the Depositor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Depositor in furtherance of the following prior to the date of this Trust Agreement are hereby ratified and confirmed in all

                           (i)   to prepare and distribute the Offering
         Memorandum in preliminary and final form and any supplements and amendments thereto, in relation to the offering and sale by the Trust to the Initial Purchaser of Preferred Securities for resale to qualified institutional buyers in reliance on Rule 144A under the Securities Act and outside the United States to non-U.S. persons in offshore transactions in reliance on Regulation S under the Securities Act and to prepare for filing by the Trust and the Depositor with the Commission any registration statement, including any amendment thereto, as contemplated by the Registration Rights Agreement;

                           (ii) to prepare or cause to be prepared for filing by the Trust an application to the PORTAL Market;

                           (iii) to prepare for filing by the Trust of documents or instruments to be delivered to DTC relating to the Preferred Securities;

                           (iv) to prepare for execution and filing by the Trust with the Commission a registration statement on Form 8-A, including any supplements and amendments thereto, relating to any registration of the Preferred Securities under Section 12(b) of the Exchange Act;

                           (v) to determine the States in which to take appropriate action to qualify or register for sale or resale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Depositor deems necessary or advisable in order to comply with the applicable laws of any such States;

                           (vi) to negotiate the terms of and execute the Purchase Agreement providing for the sale of the Preferred Securities;

                           (vii) to negotiate the terms of the Registration Rights Agreement providing for, among other things, the registration under the Securities Act of resales from time to time of the Preferred Securities;

                           (viii) to provide all annual and quarterly reports and the information, documents and other reports that the Depositor is required to file with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act (the "SEC Reports") with the Indenture Trustee and the Property Trustee within 15 days after it files them with the Commission;

                           (ix) whether or not required by the Exchange Act, to file SEC Reports with the Commission so long as any Preferred Securities are outstanding and to furnish copies of the SEC Reports to any Holder of Preferred Securities originally issued in an offering not registered pursuant to the Securities Act; and

                           (x) to provide any Holder of Preferred Securities originally issued in an offering not registered pursuant to the Securities Act, at the request of such Holder, if prior to the Transfer Restriction Termination Date the Depositor is neither subject to
         Section 13 or 15(d) of the Exchange Act, such information, if any, required by Rule 144A(d)(4) under the Securities Act.

                  (d) The Administrative Trustees are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not be deemed to be an "investment company" required to be registered under the 1940 Act, or fail to be classified as a grantor trust for United States federal income tax purposes and so that the Debentures will be treated as indebtedness of the Depositor for United States federal income tax purposes. In this connection, the Depositor and the Administrative Trustees are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Trust Agreement, that each of the Depositor and any Administrative Trustee determines in its discretion to be necessary or desirable for such purposes, as long as such action does not adversely affect in any material respect the interests of the Holders of the Preferred Securities.

                  SECTION 2.9. ASSETS OF TRUST.

                  The assets of the Trust shall consist solely of the Trust Property.

                  SECTION 2.10.     TITLE TO TRUST PROPERTY.

                  Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee for the benefit of the Trust and the Holders in accordance with this Trust Agreement.

                                  ARTICLE III

                                 PAYMENT ACCOUNT

                  SECTION 3.1. PAYMENT ACCOUNT.

                  (a) On or prior to the Closing Date, the Property Trustee will establish the Payment Account. The Property Trustee and any agent of the Property Trustee will have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Trust Agreement. All funds and other property deposited or held from time to time in the Payment Account will be held by the Property Trustee in the Payment Account for the exclusive benefit of the Holders and for distribution as provided herein, including (and subject to) any priority of payments provided for herein.

                  (b) The Property Trustee will deposit in the Payment Account, promptly upon receipt, all payments of principal of, premium, if any, or interest on, and any other payments or proceeds with respect to, the Debentures and any payments in respect of Liquidated Damages. Amounts held in the Payment Account will not be invested by the Property Trustee.

                                   ARTICLE IV

                      DISTRIBUTIONS; REDEMPTION; CONVERSION

                  SECTION 4.1.      DISTRIBUTIONS.

                  (a) The Trust Securities represent undivided beneficial ownership interests in the Trust Property, and distributions (the
"Distributions") will be made on the Trust Securities at the rate and on the dates that payments of interest (including Additional Interest, as defined in the Indenture) are made on the Debentures.

                  Accordingly:

                           (i) Distributions on the Trust Securities will be cumulative, and will accumulate whether or not there are funds of the Trust available for the payment of Distributions. Distributions will accrue from September 29, 1999, and, except in the event (and to the extent) that the Depositor exercises its right to defer the payment of interest on the Debentures pursuant to the Indenture, will be payable quarterly in arrears on January 1, April 1, July 1 and October 1 of each year, commencing on January 1, 2000. If any date on which a Distribution is otherwise payable on the Trust Securities is not a Business Day, then the payment of such Distribution will be made on the next succeeding day that is a Business

         Day (without any additional Distributions or other payment in respect of such delay) except that, if such Business Day is in the next succeeding calendar year, payment of such Distribution shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date (each date on which Distributions are payable in accordance with this Section 4.1(a), a "Distribution Date").

                           (ii) Assuming payments of interest on the Debentures are made when due (and before giving effect to Additional Amounts and/or Liquidated Damages, if applicable), Distributions on the Trust Securities shall be payable at an annual rate of 7.0% of the Liquidation Amount of the Trust Securities, the annual interest rate for the Debentures. The amount of Distributions payable for any period will be computed on the basis of a 360-day year of twelve 30-day months.

                           (iii) Distributions on the Trust Securities will be made by the Property Trustee from the Payment Account and shall be payable on each Distribution Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Distributions.

                  (b) Distributions on the Trust Securities with respect to a Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities on the relevant record date, which shall be the 15th day of the month preceding the month in which the relevant Distribution Date occurs without giving effect to the third sentence of Section 4.1(a)(i) (whether or not such record date is a Business Day).

                  SECTION 4.2. REDEMPTION.

                  (a) On each Debenture Redemption Date and on the Debenture Stated Maturity, the Trust shall be required to redeem a Like Amount of Trust Securities at the Redemption Price. In addition, in the case of the occurrence of a Tax Event, if (i) the Depositor has received an opinion (a "Redemption Tax Opinion") from independent tax counsel experienced in such matters that, as a result of a Tax Event, there is more than an insubstantial risk that the Depositor would be precluded from deducting the interest on the Debentures for United States federal income tax purposes even after the Convertible Subordinated Debentures were distributed to the holders of Preferred Securities in liquidation of such holders' interests in the Trust Pursuant to Section 9.4 or (ii) the Administrative Trustees shall have been informed by such tax counsel that an opinion from independent tax counsel experienced in such matters to the effect that the holders of the Preferred Securities will not recognize any gain or loss for United States federal income tax purposes as a result of such dissolution and distribution of Convertible Subordinated Debentures (a "No Recognition Opinion") cannot be delivered, the Depositor shall have the right, upon not less than 30 nor more than 60 days notice, to redeem the Convertible Subordinated Debentures in whole or in part for cash within 90 days following the occurrence of such Tax Event, and, following such redemption, Preferred Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Convertible Subordinated Debentures so redeemed shall be redeemed by the Trust at the Redemption Price on a pro rata basis or in such other manner as the Property Trustee deems appropriate; provided, however, that, if at the time there is available to the Depositor or the Trust the opportunity to eliminate, within such 90 day period, the Tax Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure which has no adverse effect on the Trust, the holders of the Preferred Securities or the Depositor, the Trust will pursue such measure in lieu of redemption.

                  (b) Notice of redemption shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date to each Holder of Trust Securities to be redeemed, at such Holder's address appearing in the Security Register. All notices of redemption shall state:

                           (i)   the Redemption Date;

                           (ii)  the Redemption Price;

                           (iii) the CUSIP number;

                           (iv)  if less than all the Outstanding Trust
         Securities are to be redeemed, the identification and the total Liquidation Amount of the particular Trust Securities to be redeemed;

                           (v) that on the Redemption Date the Redemption Price shall become due and payable upon each such Trust Security to be redeemed and that Distributions thereon shall cease to accrue on and after said date; and

                           (vi) if the Preferred Securities are no longer in book-entry-only form, the place and address where the Holders shall surrender their Preferred Securities Certificates.


                  (c) The Trust Securities redeemed on each Redemption Date will be redeemed at the Redemption Price with the proceeds from the contemporaneous redemption on the Debenture Redemption Date or payment at the Debenture Stated Maturity. Redemptions of the Trust Securities will be made and the Redemption Price will be payable on each Redemption Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Redemption Price.

                  (d) If the Property Trustee gives a notice of redemption in respect of any Preferred Securities, then, by 12:00 noon, New York City time, on the Redemption Date, subject to Section 4.2(c), the Property Trustee, so long as the Preferred Securities are in book-entry-only form, will irrevocably deposit with the Clearing Agency for the Preferred Securities funds sufficient to pay the applicable Redemption Price and shall give such Clearing Agency irrevocable instructions and authority to pay the Redemption Price to the Holders thereof. If the Preferred Securities are no longer in book-entry-only form, the Property Trustee, subject to Section 4.2(c), will irrevocably deposit with the Paying Agent funds sufficient to pay the applicable Redemption Price and will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price to the Holders thereof upon surrender of their Preferred Securities Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption will be payable to the Holders of such Trust Securities as they appear on the Securities Register for the Trust Securities on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then upon the date of such deposit all rights of Holders holding Trust Securities so called for redemption shall cease, except (i) the right of such Holders to receive the Redemption Price and any Distribution payable on or prior to the Redemption Date, but without interest thereon and
(ii) any right of the Holders to cause the Conversion Agent to convert the Trust Securities, and such Trust Securities will cease to be Outstanding. In the event that any date on which any Redemption Price is payable is not a Business Day, then payment of the Redemption Price payable on such date shall be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day falls in the next calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. In the event that payment of the Redemption Price in respect of any Trust Securities called for redemption is improperly withheld or refused and not paid either by the Trust or by the Depositor pursuant to the Guarantee, Distributions on such Trust Securities shall continue to accrue, at the then applicable rate, from the Redemption Date originally established by the Trust for such Trust Securities to the date such Redemption Price is actually paid, in which case the actual payment date shall be the date fixed for redemption for purposes of calculating the Redemption Price.

                  (e) Payment of the Redemption Price on the Trust Securities shall be made to the recordholders thereof as they appear on the Securities Register for the Trust Securities on the relevant record date, which shall be 15 days prior to the relevant Redemption Date.

                  (f) Subject to Section 4.4(a), if less than all of the Outstanding Trust Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of Trust Securities to be redeemed shall be allocated among the Common Securities and the Preferred Securities. The particular Preferred Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Property Trustee from the Outstanding Preferred Securities not previously called for redemption on a pro rata basis or by such other method as the Property Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $50 or an integral multiple of $50 in excess thereof) of the Liquidation Amount of Preferred Securities of a denomination larger than $50. The Property Trustee shall promptly notify the Security Registrar in writing of the Preferred Securities selected for redemption and, in the case of any Preferred Securities selected for partial redemption, the Liquidation Amount thereof to be redeemed. For all purposes of this Trust Agreement, unless the context otherwise requires, all provisions relating to the redemption of Preferred Securities shall relate, in the case of any Preferred Securities redeemed or to be redeemed only in part, to the portion of the Liquidation Amount of Preferred Securities that has been or is to be redeemed.

                  SECTION 4.3. CONVERSION.

                  The Holders shall have the right at any time prior to 5:00 p.m. (New York City time) on the second Business Day immediately preceding the date of repayment of such Trust Securities, whether at maturity or upon redemption (either at the option of the Depositor or pursuant to a Tax Event), at their option, to cause the Conversion Agent to convert Trust Securities, on behalf of the converting Holders, into shares of the Common Stock in the manner described herein on and subject to the following terms and conditions:

                  (a) The Trust Securities shall be convertible at the office of the Conversion Agent into fully paid and nonassessable shares of Common Stock pursuant to the Holder's direction to the Conversion Agent to exchange such Trust Securities for a portion of the Debentures theretofore held by the Trust on the basis of one Trust Security per $50 principal amount of Debentures, and immediately convert such amount of Debentures into fully paid and nonassessable shares of Common Stock at an initial conversion rate of 6.7125 shares of Common Stock per $50 principal amount of Debentures (which is equivalent to a conversion price of $7.4488 per share of Common Stock, subject to certain adjustments set forth in the terms of the Debentures (as so adjusted, "Conversion Price")).

         Notwithstanding the foregoing, no holder of Preferred Securities that is subject to the restrictions of Section 4 of the Bank Holding Company Act of 1956, as amended (the "BHCA") (a "BHCA Person"), shall have the right to convert any Preferred Securities if, after giving effect to such conversion, the BHCA Person, its affiliates and transferees would own or be deemed to own shares of Common Stock in excess of either the maximum number of shares of Common Stock which the BHCA Person is permitted to own under the BHCA and the regulations of the Board of Governors of the Federal Reserve thereunder or such lower number as the relevant BHCA Person may have requested in writing to the Conversion Agent. No BHCA Person shall have the right to assign or transfer its Preferred Securities (other than to an Affiliate) unless such Preferred Securities are assigned or transferred (i) to the public in an offering registered under the Securities Act, (ii) in a transaction pursuant to Rule 144 or 144A under the Securities Act in which no person acquires Preferred Securities convertible into more than 2% of the outstanding Common Stock, (iii) in a single transaction to a third party who acquires a majority of the Common Stock without regard to the conversion of any Preferred Securities so transferred or (iv) in any other manner permitted under the BHCA. The Conversion Agent may rely on the representation of the relevant BHCA Person that a transfer has been made in the foregoing manner.

                  (b) In order to convert Trust Securities into Common Stock, the Holder shall submit to the Conversion Agent an irrevocable request to convert Trust Securities on behalf of such Holder (the "Conversion Request"), together, if the Trust Securities are in certificated form, with such Trust Security Certificates. The Conversion Request shall: (i) set forth the number of Trust Securities to be converted and the name or names, if other than the Holder, in which the shares of Common Stock should be issued; and (ii) direct the Conversion Agent (A) to exchange such Trust Securities for a portion of the Debentures held by the Trust (at the rate of exchange specified in Section 4.3(a)) and (B) to immediately convert such Debentures on behalf of such Holder into Common Stock (at the Conversion Price specified in Section 4.3(a)). The Conversion Agent shall notify the Trust of the Holder's election to exchange Trust Securities for a portion of the Debentures held by the Trust and the Property Trustee on behalf of the Trust shall, upon receipt of such notice, deliver to the Conversion Agent the appropriate principal amount of Debentures for exchange in accordance with this Section 4.3. The Conversion Agent shall thereupon notify the Depositor of the Holder's election to convert such Debentures into shares of Common Stock.

                  (c) Accrued Distributions shall not be paid on Preferred Securities that are converted, nor will any payment, allowance or adjustment be made for accumulated and unpaid Distributions, whether or not in arrears, on converted Preferred Securities except that if any Preferred Security is converted (i) on or after a record date for payment of Distributions thereon, the amount of the Distributions payable on the related payment date with respect to such Preferred Security shall be paid by the converting Holder to the Trust and the Distributions payable on the related payment date with respect to such Preferred Security shall be distributed on such payment date to the Holder as of such record date, despite such conversion, and (ii) during an Extension Period and after the Property Trustee mails a notice of redemption with respect to the Preferred Securities that are converted, accrued and unpaid Distributions through the date of conversion on such Preferred Securities called for redemption shall be distributed to the Holder who converts such Preferred Securities, which Distribution shall be made on the redemption date fixed for redemption. Except as provided above, neither the Trust nor the Depositor shall make, or be required to make, any payment, allowance or adjustment upon any conversion on account of any accumulated and unpaid Distributions accrued on the Trust Securities (including Additional Amounts and/or Liquidated Damages, if applicable) surrendered for conversion, or on account of any accumulated and unpaid dividends, if any, on the shares of Common Stock issued upon such conversion. The Depositor shall make no payment or allowance for distributions on the shares of Common Stock issued upon such conversion, except to the extent that such shares of Common Stock are held of record on the record date for any such distributions and except as provided in
Section 13.9 of the Indenture. Trust Securities shall be deemed to have been converted immediately prior to 5:00 p.m. (New York City time) on the day on which a Conversion Request relating to such Trust Securities is received by the Trust in accordance with the foregoing provisions of this Section 4.3 (the "Conversion Date"). The Person or Persons entitled to receive the Common Stock issuable upon conversion of the Debentures shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the Conversion Date, the Depositor shall issue and deliver at the office of the Conversion Agent a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same as provided in Section 4.3(e), unless otherwise directed by the Holder in the Conversion Request, and the Conversion Agent shall distribute such certificate or certificates to such Person or Persons.

                  (d) Each Holder of a Trust Security by his acceptance thereof appoints the Bank (the "Conversion Agent") for the purpose of effecting the conversion of Trust Securities in accordance with this Section 4.3. In effecting the conversion and transactions described in this Section 4.3, the Conversion Agent shall be acting as agent of the Holders directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange Trust Securities from time to time for Debentures held by the Trust in connection with the conversion of such Trust Securities in accordance with this
Section 4.3 and (ii) to convert all or a portion of the Debentures into Common Stock and thereupon to deliver such shares of Common Stock in accordance with the provisions of this Section 4.3 and to deliver to the Trust a new Debenture or Debentures for any resulting unconverted principal amount.

                  (e) No fractional shares of Common Stock shall be issued as a result of conversion, but in lieu thereof, such fractional interest shall be paid in cash (based on the last reported sale price of the Common Stock on the Conversion Date) by the Depositor to the Trust, which in turn shall make such payment to the Holder or Holders of Trust Securities so converted.

                  (f) The Depositor shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of the Debentures, free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all of the Debentures then outstanding. Notwithstanding the foregoing, the Depositor shall be entitled to deliver, upon conversion of Debentures, shares of

Common Stock reacquired and held in the treasury of the Depositor (in lieu of the issuance of authorized and unissued shares of Common Stock), so long as any such treasury shares are free and clear of all liens, charges, security interests or encumbrances. Any shares of Common Stock issued upon conversion of the Debentures shall be duly authorized, validly issued, fully paid and nonassessable. The Trust shall deliver the shares of Common Stock received upon conversion of the Debentures to the converting Holder free and clear of all liens, charges, security interests and encumbrances, except for United States withholding taxes. Each of the Depositor and the Trust shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all applicable requirements as to registration or qualification of the Common Stock (and all requirements to list the Common Stock issuable upon conversion of Debentures that are at the time applicable), in order to enable the Depositor to lawfully issue Common Stock to the Trust upon conversion of the Debentures and the Trust to lawfully deliver the Common Stock to each Holder upon conversion of the Trust Securities.

                  (g) The Depositor will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Debentures and the delivery of the shares of Common Stock by the Trust upon conversion of the Trust Securities. The Depositor shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the Trust Securities so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Trust the amount of any such tax or has established to the satisfaction of the Trust that such tax has been paid.

                  (h) Nothing in this Section 4.3 shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Trust Securities or as set forth in this Trust Agreement or otherwise require the Property Trustee or the Trust to pay any amount on account of such withholdings.

                  SECTION 4.4. SUBORDINATION OF COMMON SECURITIES.

                  (a) Payment of Distributions (including Additional Amounts and/or Liquidated Damages, if applicable) on, and the Redemption Price of, the Trust Securities, as applicable, shall be made, subject to Section 4.2(f), pro rata among the Common Securities and the Preferred Securities based on the Liquidation Amount of the Trust Securities; provided, however, that if on any Distribution Date or Redemption Date any Event of Default resulting from a Indenture Event of Default shall have occurred and be continuing, no payment of any Distribution (including Additional Amounts and/or Liquidated Damages, if applicable) on, or Redemption Price of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions (including Additional Amounts and/or Liquidated Damages, if applicable) on all Outstanding Preferred Securities for all Distribution periods terminating on or prior thereto, or in the case of payment of the Redemption Price the full amount of such Redemption Price on all Outstanding Preferred Securities then called for redemption, shall have been made or provided for, and all funds available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions (including Additional Amounts or Liquidated Damages, if applicable) on, or the Redemption Price of, Preferred Securities then due and payable.

                  (b) In the case of the occurrence of any Event of Default resulting from any Indenture Event of Default, the Holder of Common Securities shall be deemed to have waived any right to act with respect to any such Event of Default under this Trust Agreement until the effect of all such Events of Default with respect to the Preferred Securities shall have been cured, waived or otherwise eliminated. Until any such Event of Default under this Trust Agreement with respect to the Preferred Securities has been so cured, waived or otherwise eliminated, the Property Trustee shall act solely on behalf of the Holders of the Preferred Securities and not the Holder of the Common Securities, and only the Holders of the Preferred Securities shall have the right to direct the Property Trustee to act on their behalf.

                  SECTION 4.5. PAYMENT PROCEDURES.

                  Payments of Distributions (including Additional Amounts and/or Liquidated Damages, if applicable) in respect of the Preferred Securities shall be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register or, if the Preferred Securities are held by a Clearing Agency, such Distributions shall be made to the Clearing Agency in immediately available funds, which shall credit the relevant Persons' accounts at such Clearing Agency on the applicable Distribution Dates. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed in writing between the Property Trustee and the Holder of the Common Securities.

                  SECTION 4.6. TAX RETURNS AND REPORTS.

                  The Administrative Trustees shall prepare (or cause to be prepared), at the Depositor's expense, and file all United States federal, state and local tax and information returns and reports required to be filed by or in respect of the Trust. In this regard, the Administrative Trustees shall (a) prepare and file (or cause to be prepared and filed) the appropriate Internal Revenue Service Form required to be filed in respect of the Trust in each taxable year of the Trust and (b) prepare and furnish (or cause to be prepared and furnished) to each Holder the appropriate Internal Revenue Service form and the information required to be provided on such form. The Administrative Trustees shall provide the Depositor and the Property Trustee with a copy of all such returns and reports promptly after such filing or furnishing. The Trustees shall comply with United States federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Holders under the Trust Securities.

                  SECTION 4.7. PAYMENT OF EXPENSES OF TRUST.

                  Pursuant to Section 10.6 of the Indenture, the Depositor, as borrower, has agreed to pay to the Trust, and reimburse the Trust for, the full amount of any costs, expenses or liabilities of the Trust (other than obligations of the Trust to pay the Holders of any Preferred Securities or other similar interests in the Trust the amounts due such Holders pursuant to the terms of the Preferred Securities or such other similar interests, as the case may be), including any taxes, duties or other governmental charges of whatever nature (other than withholding taxes) imposed on the Trust by the United States or any other taxing authority. Such payment obligation includes any such costs, expenses or liabilities of the Trust that are required by applicable law to be satisfied in connection with a termination of the Trust.

                  SECTION 4.8. PAYMENTS UNDER INDENTURE OR PURSUANT TO DIRECT ACTIONS.


                  Any amount payable hereunder to any Holder of Preferred Securities shall be reduced by the amount of any corresponding payment such Holder (or an Owner with respect to the Holder's Preferred Securities) has directly received pursuant to Section 5.8 of the Indenture or Section 5.17 of this Trust Agreement.

                                   ARTICLE V

                          TRUST SECURITIES CERTIFICATES

                  SECTION 5.1. INITIAL OWNERSHIP.

                  Upon the creation of the Trust and the contribution by the Depositor pursuant to Section 2.3 and until the issuance of the Trust Securities, and at any time during which no Trust Securities are Outstanding, the Depositor shall be the sole beneficial owner of the Trust.

                  SECTION 5.2. TRUST SECURITIES CERTIFICATES.

                  The Trust Securities Certificates shall be issued in minimum denominations of $50 Liquidation Amount and integral multiples of $50 in excess thereof. The Trust Securities Certificates shall be executed on behalf of the Trust by manual or facsimile signature of at least one Administrative Trustee and, if executed on behalf of the Trust by facsimile, countersigned by a transfer agent or its agent. The Preferred Securities Certificates shall be authenticated by the Property Trustee by manual or facsimile signature of an authorized signatory thereof and, if executed by such authorized signatory of the Property Trustee by facsimile, countersigned by a transfer agent or its agent. Trust Securities Certificates bearing the manual signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust or the Property Trustee or, if executed on behalf of the Trust or the Property Trustee by facsimile, countersigned by a transfer agent or its agent, shall be validly issued and entitled to the benefits of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Holder, and shall be entitled to the rights and subject to the obligations of a Holder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to Sections 5.4, 5.12 and 5.15.

                  SECTION 5.3. EXECUTION AND DELIVERY OF TRUST SECURITIES CERTIFICATES.

                  On the Closing Date, (i) the Administrative Trustees shall cause Trust Securities Certificates, in an aggregate Liquidation Amount as provided in, or determined in accordance with, Sections 2.4 and 2.5, to be executed on behalf of the Trust and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president, any executive vice president or any vice president and its treasurer or assistant treasurer or controller without further corporate action by the Depositor, in authorized denominations and (ii) the Property Trustee shall authenticate the Preferred Securities Certificates in accordance with an order of the Depositor.

                  SECTION 5.4. REGISTRATION OF TRANSFER AND EXCHANGE OF PREFERRED SECURITIES.


                  (a) Trust Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Trust Agreement and in the terms of the Preferred Securities. Any transfer or purported transfer of any Trust Security not made in accordance with this Trust Agreement shall, to the fullest extent permitted by applicable law, be null and void.

                  (b) Upon issuance of the Common Securities, the Depositor shall acquire and retain beneficial and record ownership of the Common Securities and, for so long as the Preferred Securities remain outstanding, the Depositor shall maintain 100% ownership of the Common Securities, provided that any permitted successor of the Depositor under the Indenture may succeed to the Depositor's ownership of the Common Securities; and provided further, that the Depositor and any wholly-owned subsidiary may transfer Common Securities to the Depositor or wholly-owned subsidiary of the Depositor or any entity owning all of the outstanding Common Stock of the Depositor, with any such transfer being subject to the condition precedent that the transferor obtain Opinion of Counsel that such transfer would not cause more than an insubstantial risk that:

                           (i) the Trust would not be classified for United States federal income tax purposes as a grantor trust; or

                           (ii) the Trust would be an investment company required to register under the Investment Company Act or the transferee would become an investment company required to register under the Investment Company Act.


                  (c) Subject to this Article 5, Preferred Securities shall be freely transferable; provided that, any Holder which is a BHCA Person shall be subject to the restrictions set forth in Section 4.3(a) hereof.

                  (d) The Trust shall not be required (i) to issue, register the transfer of or exchange any Preferred Securities during a period beginning at the opening of business 15 days before the day of any selection of Preferred Securities for redemption and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holders of Preferred Securities to be redeemed, or (ii) to register the transfer or exchange of any Preferred Security so selected for redemption in whole or in part, except the unredeemed portion of any Preferred Security being redeemed in part. Furthermore, the Trust shall refuse to register any transfer of any Preferred Security (and the Depositor shall refuse to register any transfer of Common Stock issued upon the conversion or exchange of a Preferred Security) if such transfer is not made pursuant to registration under the Securities Act or pursuant to Rule 144A or Regulation S under the Securities Act or pursuant to another available exemption from registration.

                  (e) Each Trust Security that bears or is required to bear the legend set forth in this Section 5.4(e) (a "Transfer Restricted Security") shall be subject to the restrictions on transfer provided in the legend set forth in this Section 5.4(e), unless such restrictions on transfer shall be waived by the written consent of the Administrative Trustees, and the Holder of each Transfer

Restricted Security, by such Holder's acceptance thereof, agrees to be bound by such restrictions on transfer. As used in this Section 5.4, the term "transfer" encompasses any sale, pledge, transfer or other disposition of any Transfer Restricted Security.

                  Prior to the Resale Restriction Termination Date, any certificate representing Preferred Securities shall bear the following legend (unless such Preferred Securities have been sold pursuant to a registration statement that has been declared effective under the Securities Act):

                           THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE
                  SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, RESOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER HEREOF MAY NOT ENGAGE IN HEDGING TRANSACTIONS IN THIS SECURITY UNLESS SUCH TRANSACTIONS ARE IN COMPLIANCE WITH THE SECURITIES ACT.

                           THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF
                  AGREES TO OFFER, RESELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS THE LATER OF (X) TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW ONLY
                  (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRANSFER AGENT'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES
                  (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE

                  REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. ANY TRANSFER OF THIS SECURITY IS REQUIRED TO BE MADE IN COMPLIANCE WITH THE APPLICABLE STATE SECURITIES LAWS AND APPLICABLE SECURITIES LAWS OF OTHER JURISDICTIONS.

                           EACH PURCHASER OR HOLDER OF THE SECURITY EVIDENCED
                  HEREBY WILL BE DEEMED TO HAVE REPRESENTED EITHER THAT (A) IT IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO PART 4 OF SUBTITLE B OF TITLE I OF ERISA OR A PLAN DESCRIBED IN SECTION 4975 OF THE CODE OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE THE ASSETS OF ANY SUCH ERISA PLAN OR OTHER PLAN OR (B) ITS ACQUISITION, HOLDING AND DISPOSITION OF THE SECURITY EVIDENCED HEREBY WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER
                  SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE BY REASON OF PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 91-38, PTCE 84-14, PTCE 90-1, PTCE 95-60 OR PTCE 96-23.

                           THE HOLDER OF THIS SECURITY AGREES THAT IT WILL
                  DELIVER TO EACH PERSON TO WHOM THIS CAPITAL SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.


Any global security issued hereunder shall, in addition to the provisions set forth above contain a legend in substantially the following form:

                           THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING
                  OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

                           UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED
                  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK) TO CAREMARK RX, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE

                  NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  Following the Resale Restriction Termination Date, any Trust Security or security issued in exchange or substitution therefor (other than (i) Trust Securities acquired by the Depositor or any Affiliate of the Depositor and
(ii) Common Stock issued upon the conversion or exchange of any Trust Security described in clause (i) above) may, upon surrender of such Trust Security for exchange to any Administrator on behalf of the Trust in accordance with the provisions of this Section 5.4, be exchanged for a new Trust Security or Trust Securities, of like tenor and aggregate liquidation amount, which shall not bear the restrictive legend required by this Section 5.4(e).

                  (f) Any Preferred Security or Common Stock issued upon the conversion or exchange of a Preferred Security that, prior to the Resale Restriction Termination Date, is purchased or owned by the Depositor or any Affiliate thereof may not be resold by the Depositor or such Affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction that results in such Preferred Securities or Common Stock, as the case may be, no longer being "restricted securities" (as defined under Rule 144).

                  SECTION 5.5. TRANSFER OF CERTIFICATES.

                  The Trust shall maintain an office or agency in The City of New York or Wilmington, Delaware where Securities may be presented for transfer, exchange or conversion. The Trust shall keep or cause to be kept at such office or agency a register for the purpose of registering Preferred Securities and transfers and exchanges of Preferred Securities (the "Securities Register"), such register to be held by a registrar (the "Securities Registrar"). The Securities Registrar shall provide for the registration of Trust Securities Certificates and of transfers of Trust Securities Certificates, which will be effected without charge, but only upon payment (with such indemnity as the Securities Registrar may require) in respect of any tax or other government charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Trust Securities Certificate, the Trust shall cause one or more new Trust Securities Certificates to be issued in the name of the designated transferee or transferees. Every Trust Securities Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in the form attached hereto as Exhibit E and which is satisfactory to the Securities Registrar and duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Trust Securities Certificate surrendered for registration of transfer shall be canceled by the Securities Registrar. A transferee of a Trust Securities Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Trust Securities Certificate. By acceptance of a Trust Securities Certificate, each transferee shall be deemed to have agreed to be bound by this Trust Agreement.

                  SECTION 5.6. DEEMED HOLDERS.

                  The Trustees or the Securities Registrar may treat the Person in whose name any Trust Securities Certificate shall be registered on the books and records of the Trust as the sole Holder of such Trust Securities Certificate and of the Trust Securities represented by such Trust Securities Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Trust Securities Certificate or in the Trust Securities represented by such Trust Securities Certificate on the part of any Person, whether or not the Trustees or the Securities Registrar shall have actual or other notice thereof.

                  SECTION 5.7. ACCESS TO LIST OF HOLDERS' NAMES AND ADDRESSES.

                  Each Holder and each Owner shall be deemed to have agreed not to hold the Depositor, the Property Trustee or the Administrative Trustees accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

                  SECTION 5.8. MAINTENANCE OF OFFICE OR AGENCY.

                  The Administrative Trustees shall maintain an office or offices or agency or agencies where Trust Securities Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustees in respect of the Trust Securities Certificates may be served. The Administrative Trustees initially designate the corporate trust office of Wilmington Trust Company, a Delaware banking Corporation, Attn:
Corporate Trust Department, as their principal corporate trust office for such purposes. The Administrative Trustees shall give prompt written notice to the Depositor, the Property Trustee and to the Holders of any change in the location of the Securities Register or any such office or agency.

                  SECTION 5.9. APPOINTMENT OF PAYING AGENT.

                  The Paying Agent shall make Distributions to Holders from the Payment Account and shall report the amounts of such Distributions to the Property Trustee and the Administrative Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making the Distributions referred to above. The Administrative Trustees may revoke such power and remove the Paying Agent if such Trustees determine in their sole discretion that the Paying Agent shall have failed to perform its obligations under this Trust Agreement in any material respect. The Paying Agent shall initially be the Bank and any co-paying agent chosen by the Bank and acceptable to the Administrative Trustees and the Depositor. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Administrative Trustees, the Property Trustee and the Depositor. In the event that the Bank shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Administrative Trustees shall appoint a successor that is acceptable to the Property Trustee and the Depositor to act as Paying Agent (which shall be a bank or trust company). The Administrative Trustees shall cause such successor Paying Agent or any additional Paying Agent appointed by the Administrative Trustees to execute and deliver to the Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the

Trustees that, as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Holders in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Holders. The Paying Agent shall return all unclaimed funds to the Property Trustee and upon resignation or removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 8.1, 8.3 and 8.6 shall apply to the Bank also in its role as Paying Agent, for so long as the Bank shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any Paying Agent shall be bound by the requirements of the Trust Indenture Act with respect to paying agents of securities. Any reference in this Trust Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise. The Paying Agent shall be entitled to the rights and protections extended to the Property Trustee when acting in such capacity.

                  SECTION 5.10. APPOINTMENT OF CONVERSION AGENT.

                  The Conversion Agent shall convert the Trust Securities of the Holders in accordance with Section 4.3. The Administrative Trustees may revoke such power and remove the Conversion Agent if such Trustees determine in their sole discretion that the Conversion Agent shall have failed to perform its obligations under this Trust Agreement in any material respect. The Conversion Agent shall initially be the Bank. Any Person acting as Conversion Agent shall be permitted to resign as Conversion Agent upon 30 days' written notice to the Administrative Trustees, the Property Trustee and the Depositor. In the event that the Bank shall no longer be the Conversion Agent or a successor Conversion Agent shall resign or its authority to act be revoked, the Administrative Trustees shall appoint a successor (which shall be a bank or trust company) that is acceptable to the Property Trustee and the Depositor to act as Conversion Agent. The provisions of Sections 8.1, 8.3 and 8.6 shall apply to the Bank also in its role as Conversion Agent for so long as the Bank shall act as Conversion Agent and, to the extent applicable, to any other conversion agent appointed hereunder. Any Conversion Agent shall be bound by the requirements with respect to conversion agents of securities issued pursuant to the Trust Indenture Act. Any reference in this Trust Agreement to the Conversion Agent shall include any co-paying agent unless the context requires otherwise. The Conversion Agent shall be entitled to the rights and protections extended to the Property Trustee when acting in such capacity.

                  SECTION 5.11. OWNERSHIP OF COMMON SECURITIES BY DEPOSITOR.

                          (i) On the Closing Date, the Depositor shall acquire and retain beneficial and record ownership of the Common Securities. To the fullest extent permitted by law, other than a transfer in connection with a consolidation or merger of the Depositor into another Person, or any conveyance, transfer or lease by the Depositor of its properties and assets substantially as an entirety to any Person, pursuant to Section 8.1 of the Indenture, any attempted transfer of the Common Securities shall be void. The Administrative Trustees shall cause each Common Securities Certificate issued to the Depositor to contain a legend stating:

                           "THIS CERTIFICATE IS NOT TRANSFERABLE TO ANY PERSON, EXCEPT THAT THE HOLDER AND ANY WHOLLY-OWNED SUBSIDIARY MAY TRANSFER THIS SECURITY TO THE HOLDER OR A WHOLLY-OWNED SUBSIDIARY OF THE HOLDER OR ANY

                           ENTITY OWNING ALL OF THE OUTSTANDING COMMON STOCK OF THE HOLDER, SUBJECT TO RECEIPT BY THE TRUST OF AN OPINION OF COUNSEL THAT SUCH TRANSFER WOULD NOT CAUSE MORE THAN AN INSUBSTANTIAL RISK THAT (I) THE TRUST WOULD NOT BE CLASSIFIED FOR UNITED STATES FEDERAL INCOME TAX PURPOSES AS A GRANTOR TRUST; OR (II) THE TRUST WOULD BE AN INVESTMENT COMPANY REQUIRED TO REGISTER UNDER THE INVESTMENT COMPANY ACT OR THE TRANSFEREE WOULD BECOME AN INVESTMENT COMPANY REQUIRED TO REGISTER UNDER THE INVESTMENT COMPANY ACT."

                  SECTION 5.12. BOOK ENTRY INTERESTS.

                  (a) So long as Preferred Securities are eligible for book-entry settlement with the Clearing Agency or unless otherwise required by law, all Preferred Securities that are so eligible may be represented by one or more fully registered Preferred Securities Certificates (each a "Global Preferred Securities Certificate") in global form to be delivered to the Clearing Agency, by, or on behalf of, the Trust. Such Global Preferred Securities Certificates shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of DTC, and no Owner will receive a definitive Preferred Securities Certificate representing such Owner's interests in such Global Preferred Securities Certificates, except as provided in Section 5.15 below. The transfer and exchange of beneficial interests in any such Preferred Security in global form shall be effected through the Clearing Agency in accordance with this Trust Agreement and the procedures of the Clearing Agency therefor.

                  (b) Any Global Preferred Securities Certificate may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Trust Agreement as may be required by the Clearing Agency, by any national securities exchange or by the National Association of Securities Dealers, Inc. in order for the Preferred Securities to be tradeable on the PORTAL Market or as may be required for the Preferred Securities to be tradeable on any other market developed for trading of securities pursuant to Rule 144A or required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange upon which the Preferred Securities may be listed or traded or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Preferred Securities are subject.

                  (c) Unless and until definitive, fully registered Preferred Securities Certificates represented by a Global Preferred Securities Certificate pursuant to Section 5.15 have been issued to the Owners:

                           (i) the provisions of this Section 5.12 shall be in full force and effect with respect to such Preferred Securities;

                           (ii) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Trust Agreement (including the payment of Distributions on the Global Preferred Securities Certificates and receiving approvals, votes or consents hereunder) as the Holder of such Preferred Securities and the sole holder of the Global Preferred Securities Certificates and shall have no obligation to the Owners;

                           (iii) to the extent that the provisions of this
         Section 5.12 conflict with any other provisions of this Trust Agreement, the provisions of this Section 5.12 shall control; and

                           (iv) the rights of the Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Owners and the Clearing Agency and/or the Clearing Agency Participants.


                  (d) Notwithstanding any other provisions of this Trust Agreement, a Preferred Security represented by a Global Preferred Securities Certificate may not be transferred as a whole except by the Clearing Agency to a nominee of the Clearing Agency or by a nominee of the Clearing Agency to the Clearing Agency or another nominee to a successor Clearing Agency or a nominee of such successor Clearing Agency.

                  SECTION 5.13. NOTICES TO CLEARING AGENCY.

                  Whenever a notice or other communication to the Holders is required under this Trust Agreement, unless and until definitive Preferred Securities Certificates shall have been issued to the Owners pursuant to Section 5.15, the Administrative Trustees shall give all such notices and communications specified herein to be given to the Holders to the Clearing Agency, and shall have no notice obligations to the Owners.

                  SECTION 5.14. APPOINTMENT OF SUCCESSOR CLEARING AGENCY.

                  If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Preferred Securities, the Administrative Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Preferred Securities.

                  SECTION 5.15. DEFINITIVE PREFERRED SECURITIES UNDER CERTAIN CIRCUMSTANCES.

                  (a) If:

                           (i) a Clearing Agency elects to discontinue its services as securities depositary with respect to the Preferred Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 5.14; or

                           (ii) the Administrative Trustees elect after consultation with the Depositor to terminate the book entry system through the Clearing Agency with respect to the Preferred Securities in global form, then:

                  (A) definitive Preferred Securities Certificates shall be prepared by the Administrative Trustees on behalf of the Trust with respect to such Preferred Securities; and

                  (B) upon surrender of the Global Preferred Securities Certificates by the Clearing Agency, accompanied by registration instructions, the Administrative Trustees shall cause definitive Global Preferred Securities Certificates to be delivered to Owners of such Preferred Securities in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, said instructions of the Clearing Agency. The definitive Preferred Securities Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Administrative Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Preferred Securities may be listed, or to conform to usage.

                  (b) At such time as all interests in a Global Preferred Securities Certificate have been redeemed, converted, exchanged, repurchased or canceled, such Global Preferred Securities Certificate shall be, upon receipt thereof, canceled by the Trust in accordance with standing procedures and instructions of the Clearing Agency.

                  SECTION 5.16. MUTILATED, DESTROYED, LOST OR STOLEN TRUST SECURITIES CERTIFICATES.

                  If (a) any mutilated Trust Securities Certificate shall be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate, and (b) there shall be delivered to the Securities Registrar and the Administrative Trustees such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a bona fide purchaser, the Administrative Trustees, or any one of them, on behalf of the Trust shall execute by manual or facsimile signature and, if executed on behalf of the Trust by facsimile signature, such certificate shall be countersigned by a transfer agent, and make available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like class, tenor and denomination. In connection with the issuance of any new Trust Securities Certificate under this
Section 5.16, the Administrative Trustees or the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Securities Certificate issued pursuant to this Section 5.16 shall constitute conclusive evidence of an undivided beneficial interest in the Trust Property, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

                  SECTION 5.17. RIGHTS OF HOLDERS.

                  (a) The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with
Section 2.10, and the Holders shall not have any right or title therein other than the undivided beneficial ownership interest in the assets of the Trust conferred by their Trust Securities, and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Trust Agreement. The Trust Securities shall have no preemptive or similar rights and when issued and delivered to Holders against payment of the purchase price therefor shall be fully paid and nonassessable by the Trust. The Holders of the Preferred Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

                  (b) For so long as any Preferred Securities remain Outstanding, if, upon a Indenture Event of Default, the Indenture Trustee fails or the holders of not less than 25% in principal amount of the outstanding Debentures fail to declare the principal of all of the Debentures to be immediately due and payable, the Holders of at least 25% in Liquidation Amount of the Preferred Securities then Outstanding shall have such right by a notice in writing to the Depositor and the Indenture Trustee; and upon any such declaration such principal amount of and the accrued interest on all of the Debentures shall become immediately due and payable as set forth in the Indenture, provided that the payment of principal and interest on such Debentures shall remain subordinated to the extent provided in the Indenture. At any time after such a declaration of acceleration with respect to the Debentures has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as described in the Indenture, the Holders of a majority in Liquidation Amount of the Preferred Securities, by written notice to the Property Trustee, the Depositor and the Indenture Trustee, may rescind and annul such declaration and its consequences if: (i) the Depositor has paid or deposited with the Indenture Trustee a sum sufficient to pay (A) all overdue installments of interest (including any Additional Interest (as defined in the Indenture)) on all of the Debentures, (B) the principal of any Debentures which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Debentures and (C) all sums paid or advanced by the Indenture Trustee under the Indenture and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and the Property Trustee, their agents and counsel; and (ii) all Events of Default with respect to the Debentures, other than the non-payment of the principal of the Debentures which has become due solely by such acceleration, have been cured or waived as provided in Section 5.13 of the Indenture.

                  (c) The Holders of a majority in aggregate Liquidation Amount of the Preferred Securities may, on behalf of the Holders of all the Preferred Securities, waive any past default under the Indenture, except a default in the payment of principal or interest (unless all Events of Default with respect to the Debentures, other than the non-payment of the principal of the Debentures which has become due solely by such acceleration, have been cured or annulled as provided in Section 5.13 of the Indenture and the Depositor has paid or deposited with the Indenture Trustee a sum sufficient to pay all overdue installments of interest (including any Additional Interest) on the Debentures, the principal of any Debentures which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Debentures, and all sums paid or advanced by the Indenture Trustee under the Indenture and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and the Property Trustee, their agents and counsel) or a default in respect of a covenant or provision which under the Indenture cannot be modified or amended without the consent of the holder of each outstanding Debenture. No such rescission shall affect any subsequent default or impair any right consequent thereon.

                  (d) Upon receipt by the Property Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, by Holders of the Preferred Securities all or part of which is represented by Book-Entry Preferred Securities Certificates, a record date shall be established for determining Holders of Outstanding Preferred Securities entitled to join in such notice, which record date shall be at the close of business on the day the Property Trustee receives such notice. The Holders of Outstanding Preferred Securities on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, that, unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day which is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice that has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 5.17(d).

                  (e) Without limiting the generality of the foregoing, the Holders of a majority in aggregate Liquidation Amount of the Preferred Securities will have the right to appoint a Special Administrative Trustee under the circumstances described in Section 6.1(d), who shall have the same rights, powers and privileges as the other Administrative Trustees.

                  (f) For so long as any Preferred Securities remain Outstanding, to the fullest extent permitted by law and subject to the terms of this Trust Agreement and the Indenture, upon an Indenture Event of Default specified in Section 5.1(1) or 5.1(2) of the Indenture, any Holder of Preferred Securities shall have the right to institute a proceeding directly against the Depositor, pursuant to Section 5.8 of the Indenture, for enforcement of payment to such Holder of the principal amount of or interest on Debentures having a principal amount equal to the Liquidation Amount of the Preferred Securities of such Holder (a "Direct Action"). Except as set forth in this Section 5.17, the Holders of Preferred Securities shall have no right to exercise directly any right or remedy available to the holders of, or in respect of, the Debentures.

                  SECTION 5.18. CUSIP NUMBERS.

                  The Administrative Trustees in issuing the Preferred Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Property Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Preferred Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Preferred Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Administrative Trustees will promptly notify the Property Trustee of any change in the CUSIP numbers.

                                   ARTICLE VI

                        ACTS OF HOLDERS; MEETINGS; VOTING

                  SECTION 6.1. LIMITATIONS ON VOTING RIGHTS.

                  (a) Except as provided in this Section 6.1, in Sections 5.17,
8.10 and 11.3 of the Trust Agreement and as otherwise required by law, no Holder of Preferred Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Holders from time to time as partners or members of an association.

                  (b) So long as any Debentures are held by the Property Trustee, the Trustees, without obtaining the prior approval of the Holders of at least a majority in Liquidation Amount of all Outstanding Preferred Securities, shall not: (i) direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or executing any trust or power conferred on the Indenture Trustee with respect to such Debentures; (ii) waive any past default which is waiveable under Section 5.13 of the Indenture;
(iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable; or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required; provided, however, that where a consent under the Indenture would require the consent of each holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Preferred Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of Preferred Securities, except by a subsequent vote of the Holders of Preferred Securities. The Property Trustee shall notify all Holders of the Preferred Securities of any notice of default received from the Indenture Trustee with respect to the Debentures. In addition to obtaining the foregoing approvals of the Holders of the Preferred Securities, prior to taking any of the foregoing actions, the Administrative Trustees shall, at the expense of the Depositor, obtain an Opinion of Counsel experienced in such matters to the effect that such action shall not cause the Trust to fail to be classified as a grantor trust for United States federal income tax purposes.

                  (c) If any proposed amendment to the Trust Agreement provides for, or the Trustees otherwise propose to effect, (i) any action that would adversely affect in any material respect the powers, preferences or special rights of the Preferred Securities, whether by way of amendment to the Trust Agreement or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than pursuant to the terms of this Trust Agreement, then the Holders of Outstanding Preferred Securities as a class shall be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of at least a majority in Liquidation Amount of the Outstanding Preferred Securities. Notwithstanding any other provision of this Trust Agreement, no amendment to this Trust Agreement may be made if, as a result of such amendment, the Trust would fail to be classified as a grantor trust for United States federal income tax purposes.

                  (d) If (i) the Trust fails to pay Distributions in full on the Preferred Securities for six consecutive quarterly distribution periods, or (ii) a Trust Agreement Event of Default occurs and is continuing (each, an "Appointment Event"), then the holders of the Preferred Securities, acting as a single class, will be entitled by the majority vote of such holders to appoint a Special Administrative Trustee. For purposes of determining whether the Trust has failed to pay Distributions in full for six consecutive quarterly distribution periods, Distributions shall be deemed to remain in arrears, notwithstanding any payments in respect thereof, until full cumulative Distributions have been or contemporaneously are paid with respect to all quarterly distribution periods terminating on or prior to the date of payment of such cumulative distributions. Any holder of Preferred Securities (other than the Depositor or any of its affiliates) shall be entitled to nominate any person to be appointed as Special Administrative Trustee. Not later than 30 days after such right to appoint a Special Administrative Trustee arises, the Administrative Trustees shall convene a meeting of the holders of Preferred Securities for the purpose of appointing a Special Administrative Trustee. If the Administrative Trustees fail to convene such meeting within such 30-day period, the holders of not less than 10% of the aggregate stated liquidation amount of the outstanding Preferred Securities will be entitled to convene such meeting. The provisions of this Agreement relating to the convening and conduct of the meetings of the holders will apply with respect to any such meeting. Any Special Administrative Trustee so appointed shall cease to be a Special Administrative Trustee if the Appointment Event pursuant to which the Special Administrative Trustee was appointed and all other Appointment Events cease to be continuing.

                  SECTION 6.2. NOTICE OF MEETINGS.

                  Notice of all meetings of the Holders, stating the time, place and purpose of the meeting, shall be given by the Property Trustee pursuant to
Section 11.9 to each Holder of record, at his registered address, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

                  SECTION 6.3. MEETINGS OF HOLDERS.

                  (a) No annual meeting of Holders is required to be held. The Administrative Trustees, however, shall call a meeting of Holders to vote on any matter upon the written request of the Holders holding of record of 25% of the Outstanding Preferred Securities (based upon their Liquidation Amount) and the Administrative Trustees or the Property Trustee may, at any time in their discretion, call a meeting of Holders to vote on any matters as to which Holders are entitled to vote.

                  (b) Holders holding of record of 50% of the Outstanding Preferred Securities (based upon their Liquidation Amount), present in person or by proxy, shall constitute a quorum at any meeting of Holders.

                  (c) If a quorum is present at a meeting, an affirmative vote by the Holders of record present, in person or by proxy, holding more than a majority of the Outstanding Preferred Securities (based upon their Liquidation Amount) held by Holders of record of Outstanding Preferred Securities present, either in person or by proxy, at such meeting shall constitute the action of the Holders, unless this Trust Agreement requires a greater number of affirmative votes.

                  SECTION 6.4. VOTING RIGHTS.

                  Holders shall be entitled to one vote for each $50 of Liquidation Amount represented by their Trust Securities in respect of any matter as to which such Holders are entitled to vote.

                  SECTION 6.5. PROXIES, ETC.

                  At any meeting of Holders, any Holder entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Administrative Trustees, or with such other officer or agent of the Trust as the Administrative Trustees may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of the Property Trustee, proxies may be solicited in the name of the Property Trustee or one or more officers of the Property Trustee. Only Holders of record shall be entitled to vote. When Trust Securities are held jointly by several Persons, any one of them may vote at any meeting in person or by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Holder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution.

                  SECTION 6.6. HOLDER ACTION BY WRITTEN CONSENT.

                  Any action which may be taken by Holders at a meeting may be taken without a meeting if Holders holding a majority of all Outstanding Trust Securities (based upon their Liquidation Amount) entitled to vote in respect of such action (or such larger proportion thereof as shall be required by any express provision of this Trust Agreement) shall consent to the action in writing. Prompt notice of the action taken shall be given by the Holders to the Property Trustee and the Depositor, and the Property Trustee shall give notice within 90 days of its receipt thereof by regular mail to all Holders entitled to vote who have not consented in writing.

                  SECTION 6.7. RECORD DATE FOR VOTING AND OTHER PURPOSES.

                  For the purposes of determining the Holders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any Distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Trust Agreement, or for the purpose of any other action, the Administrative Trustees may from time to time fix a date, not more than 90 days prior to the date of any meeting of Holders or the payment of a Distribution or other action, as the case may be, as a record date for the determination of the identity of the Holders of record for such purposes.

                  SECTION 6.8. ACTS OF HOLDERS.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Trust Agreement to be given, made or taken by Holders or Owners may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders or Owners in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to an Administrative Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders or Owners signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Trust Agreement and (subject to Section 8.1) conclusive in favor of the Trustees, if made in the manner provided in this Section 6.8.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which any Trustee receiving the same deems sufficient.

                  (c) The ownership of Preferred Securities shall be proved by the Securities Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of a Holder of any Trust Security shall bind every future Holder of the same Trust Security and the Holder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

                  (e) Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

                  (f) If any dispute shall arise between the Holders and the Administrative Trustees or among such Holders or Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, consent, waiver or other Act of such Holder or Trustee under this
Article VI, then the determination of such matter by the Property Trustee shall be conclusive with respect to such matter.

                  SECTION 6.9. INSPECTION OF RECORDS.

                  Upon reasonable notice to the Administrative Trustees and the Property Trustee, the records of the Trust shall be open to inspection by Holders during normal business hours for any purpose reasonably related to such Holder's interest as a Holder.

                                  ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 7.1. REPRESENTATIONS AND WARRANTIES OF PROPERTY TRUSTEE AND DELAWARE TRUSTEE.

                  The Property Trustee on behalf of and as to itself, hereby represents and warrants for the benefit of the Depositor and the Holders that:

                  (a) the Delaware Trustee is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

                  (b) the Delaware Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

                  (c) the Property Trustee is a Delaware banking corporation duly organized, validly existing and in good standing in the State of Delaware;

                  (d) the Property Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

                  (e) this Trust Agreement has been duly authorized, executed and delivered by the Property Trustee and, assuming due authorization, execution and delivery by the other parties hereto, constitutes the valid and legally binding agreement of the Property Trustee enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (f) the execution, delivery and performance of this Trust Agreement has been duly authorized by all necessary corporate or other action on the part of the Property Trustee does not require any approval of stockholders of the Property Trustee and such execution, delivery and performance will not
(i) violate the charter or by-laws of the Property Trustee, (ii) violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of, any Lien on any properties included in the Trust Property (other than as contemplated by this Trust Agreement) pursuant to the provisions of, any indenture, mortgage, credit agreement, license or other agreement or instrument to which the Property Trustee is a party or by which it is bound, or (iii) violate any law, governmental rule or regulation of the State of Delaware, as the case may be, governing the banking, trust or general powers of the Property Trustee (as appropriate in context) or any order, judgment or decree applicable to the Property Trustee;

                  (g) neither the authorization, execution or delivery by the Property Trustee of this Trust Agreement nor the consummation of any of the transactions by the Property Trustee contemplated herein or therein requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any governmental authority or agency under any existing law or regulation or Delaware law governing the banking, trust or general powers of the Property Trustee, as the case may be; and

                  (h) there are no proceedings pending or, to the best of the Property Trustee's knowledge, threatened against or affecting the Property Trustee in any court or before any governmental authority, agency or arbitration board or tribunal which, individually or in the aggregate, would materially and adversely affect the Trust or would question the right, power and authority of the Property Trustee, as the case may be, to enter into or perform its obligations as one of the Trustees under this Trust Agreement.

                                  ARTICLE VIII

                                  THE TRUSTEES

                  SECTION 8.1. CERTAIN DUTIES AND RESPONSIBILITIES.

                  (a) The duties and responsibilities of the Trustees shall be as provided by this Trust Agreement and, in the case of the Property Trustee, by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Trust Agreement shall require the Trustees to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to them. Whether or not therein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this
Section 8.1. Nothing in this Trust Agreement shall be construed to release an Administrative Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct. To the extent that, at law or in equity, an Administrative Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to the Holders, such Administrative Trustee shall not be liable to the Trust or to any Holder for such Trustee's good faith reliance on the provisions of this Trust Agreement. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of the Administrative Trustees otherwise existing at law or in equity, replace such other duties and liabilities of the Administrative Trustees.

                  (b) All payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Property Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Holder, by its acceptance of a Trust Security, agrees that it shall look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This
Section 8.1(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Trust Agreement or, in the case of the Property Trustee, in the Trust Indenture Act.

                  (c) No provision of this Trust Agreement shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                           (i) the Property Trustee shall not be liable for any error of judgment made in good faith by an authorized officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                           (ii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in Liquidation Amount of the Trust Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Trust Agreement;

                           (iii) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Payment Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Trust Agreement and the Trust Indenture Act;

                           (iv) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Depositor; and money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Account maintained by the Property Trustee pursuant to Section 3.1 and except to the extent otherwise required by law; and

                           (v) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Depositor with their respective duties under this Trust Agreement, nor shall the Property Trustee be liable for the default or misconduct of the Administrative Trustees or the Depositor.



                  SECTION 8.2. CERTAIN NOTICES.

                  (a) Within ten Business Days after the occurrence of any Event of Default actually known to the Property Trustee, the Property Trustee shall transmit, in the manner and to the extent provided in Section 11.9, notice of such Event of Default to the Holders, the Administrative Trustees and the Depositor, unless such Event of Default shall have been cured or waived.

                  (b) Within five Business Days after the receipt of notice of the Depositor's exercise of its right to defer the payment of interest on the Debentures pursuant to the Indenture, the Administrative Trustee shall transmit, in the manner and to the extent provided in Section 11.9, notice of such exercise to the Holders and the Property Trustee, unless such exercise shall have been revoked.

                  SECTION 8.3. CERTAIN RIGHTS OF PROPERTY TRUSTEE.

                  Subject to the provisions of Section 8.1:

                  (a) the Property Trustee may rely and shall be protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) if (i) in performing its duties under this Trust Agreement the Property Trustee is required to decide between alternative courses of action, (ii) in construing any of the provisions of this Trust Agreement the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein or (iii) the Property Trustee is unsure of the application of any provision of this Trust Agreement, then, except as to any matter as to which the Holders are entitled to vote under the terms of this Trust Agreement, the Property Trustee shall deliver a notice to the Depositor requesting written instructions of the Depositor as to the course of action to be taken and the Property Trustee shall take such action, or refrain from taking such action, as the Property Trustee shall be instructed in writing to take, or to refrain from taking, by the Depositor; provided, however, that if the Property Trustee does not receive such instructions of the Depositor within ten Business Days after it has delivered such notice, or such reasonably shorter period of time set forth in such notice (which to the extent practicable shall not be less than two Business Days), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Trust Agreement as it shall deem advisable and in the best interests of the Holders, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

                  (c) any direction or act of the Depositor or the Administrative Trustees contemplated by this Trust Agreement shall be sufficiently evidenced by an Officers' Certificate;

                  (d) whenever in the administration of this Trust Agreement, the Property Trustee shall deem it desirable that a matter be established before undertaking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Depositor or the Administrative Trustees;

                  (e) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof;

                  (f) the Property Trustee may consult with counsel of its selection (which counsel may be counsel to the Depositor or any of its Affiliates, and may include any of its employees) and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice; and the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Trust Agreement from any court of competent jurisdiction;

                  (g) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of any of the Holders pursuant to this Trust Agreement, unless such Holders shall have offered to the Property Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (h) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by one or more Holders, but the Property Trustee may make such further inquiry or investigation into such facts or matters as it may see fit;

                  (i) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys, provided that the Property Trustee shall be responsible for its own negligence or recklessness with respect to selection of any agent or attorney appointed by it hereunder;

                  (j) whenever in the administration of this Trust Agreement the Property Trustee shall deem it desirable to receive written instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request written instructions from the Holders of the Trust Securities, which written instructions may only be given by the Holders of the same proportion in Liquidation Amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such written instructions are received and (iii) shall be protected in acting in accordance with such written instructions;

                  (k) except as otherwise expressly provided by this Trust Agreement, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Trust Agreement; and

                  (l) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Trust Agreement, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action.

                  No provision of this Trust Agreement shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

                  SECTION 8.4. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

                  The recitals contained herein and in the Trust Securities Certificates shall be taken as the statements of the Trust, and the Trustees do not assume any responsibility for their correctness. The Trustees shall not be accountable for the use or application by the Depositor of the proceeds of the Debentures.

                  SECTION 8.5. MAY HOLD SECURITIES.

                  Any Trustee or any other agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and, subject to Sections 8.8 and 8.13, except as provided in the definition of the term "Outstanding" in Article I, may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

                  SECTION 8.6. COMPENSATION; INDEMNITY; FEES.

                  The Depositor, as borrower, agrees:

                  (a) to pay to the Trustees from time to time such compensation as shall be agreed in writing with the Depositor for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (b) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Trust Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (c) to the fullest extent permitted by applicable law, to indemnify and hold harmless (i) each Trustee, (ii) any Affiliate of any Trustee,
(iii) any officer, director, shareholder, employee, representative or agent of any Trustee and (iv) any employee or agent of the Trust or its Affiliates (referred to herein as an "Indemnified Person") from and against any and all loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation or termination of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Trust Agreement, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of negligence or willful misconduct with respect to such acts or omissions. When the Property Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(4) or Section 5.1(5) of the Indenture, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

                  (d) The provisions of this Section 8.6 shall survive the termination of this Trust Agreement.

                  (e) No Trustee may claim any lien or charge on any Trust Property as a result of any amount due pursuant to this Section 8.6.

                  (f) The Depositor and any Trustee (in the case of the Property Trustee, subject to Section 8.8 hereof) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Trust Securities shall have no rights by virtue of this Trust Agreement in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. Neither the Depositor nor any Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and the Depositor and any Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Trustee may engage or be interested in any financial or other transaction with the Depositor or any Affiliate of the Depositor, or may act as depository for, trustee or agent for, or act on any committee or body of Holders of, securities or other obligations of the Depositor or its Affiliates.

                  SECTION 8.7. CORPORATE PROPERTY TRUSTEE REQUIRED; ELIGIBILITY OF TRUSTEES.

                  (a) There shall at all times be a Property Trustee hereunder with respect to the Trust Securities. The Property Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section 8.7, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VIII. The Property Trustee may also act as the Delaware Trustee if so eligible under clause (c) of this
Section 8.7.

                  (b) There shall at all times be one or more Administrative Trustees hereunder with respect to the Trust Securities. Each Administrative Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind that entity.

                  (c) There shall at all times be a Delaware Trustee with respect to the Trust Securities. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law that shall act through one or more persons authorized to bind such entity. The Delaware Trustee may also act as the Property Trustee if so eligible under clause (a) if this Section 8.7.

                  SECTION 8.8.      CONFLICTING INTERESTS.

                  If the Property Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Property Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Trust Agreement.

                  SECTION 8.9.      CO-TRUSTEES AND SEPARATE TRUSTEE.

                  (a) Unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Depositor and the Administrative Trustees, by agreed action of the majority of such Trustees, shall have power to appoint, and upon the written request of the Administrative Trustees, the Depositor shall for such purpose join with the Administrative Trustees in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Property Trustee either to act as co-trustee, jointly with the Property Trustee, of all or any part of such Trust Property, or to the extent required by law to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this
Section 8.9. If the Depositor does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Indenture Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make such appointment. Any co-trustee or separate trustee appointed pursuant to this Section 8.9 shall either be (i) a natural person who is at least 21 years of age and a resident of the United States or (ii) a legal entity with its principal place of business in the United States that shall act through one or more persons authorized to bind such entity. Should any written instrument from the Depositor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Depositor.

                  (b) Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

                           (i) The Trust Securities shall be executed and delivered and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustees specified hereunder shall be exercised solely by such Trustees and not by such co-trustee or separate trustee.

                           (ii) The rights, powers, duties, and obligations hereby conferred or imposed upon the Property Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Property Trustee or by the Property Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Property Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

                           (iii) The Property Trustee at any time, by an instrument in writing executed by it, with the written concurrence of the Depositor, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section 8.9, and, in case an Indenture Event of Default has occurred and is continuing, the Property Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Depositor. Upon the written request of the Property Trustee, the Depositor shall join with the Property Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section 8.9.

                           (iv) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Property Trustee or any other trustee hereunder.

                           (v) The Property Trustee shall not be liable by reason of any act of a co-trustee or separate trustee.

                           (vi) Any Act of Holders delivered to the Property Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

                  SECTION 8.10.     RESIGNATION AND REMOVAL; APPOINTMENT OF
SUCCESSOR.

                  (a) No resignation or removal of any Trustee (the "Relevant Trustee") and no appointment of a successor Trustee pursuant to this Article VIII shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 8.11.

                  (b) Subject to Section 8.10(a), the Relevant Trustee may resign at any time by giving written notice thereof to the Holders. If the instrument of acceptance by the successor Trustee required by Section 8.11 shall not have been delivered to the Relevant Trustee within 30 days after the giving of such notice of resignation, the Relevant Trustee may petition, at the expense of the Trust, any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

                  (c) Unless an Indenture Event of Default shall have occurred and be continuing, any Trustee may be removed at any time by Act of the Holders of Common Securities (which such removal shall not constitute an amendment of this Trust Agreement). If an Indenture Event of Default shall have occurred and be continuing, the Property Trustee may be removed at such time by Act of the Holders of a majority in Liquidation Amount of the Preferred Securities, delivered to the Relevant Trustee (in its individual capacity and on behalf of the Trust). An Administrative Trustee may be removed by the Holder of Common Securities at any time. If the instrument of acceptance by the successor Trustee required by Section 8.11 shall not have been delivered to the Relevant Trustee within 30 days after such removal, the Relevant Trustee may petition, at the expense of the Trust, any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

                  (d) If any Trustee shall resign, be removed or become incapable of acting as Trustee, or if a vacancy shall occur in the office of any Trustee for any cause, at a time when no Indenture Event of Default shall have occurred and be continuing, the Holder of Common Securities, by Act of the Holder of Common Securities delivered to the retiring Trustee, shall promptly appoint a successor Trustee or Trustees, and the retiring Trustee shall comply with the applicable requirements of Section 8.11. If the Property Trustee shall resign, be removed or become incapable of continuing to act as the Property Trustee at a time when a Indenture Event of Default shall have occurred and be continuing, the Holders, by Act of the Holders holding a majority in Liquidation Amount of the Preferred Securities then Outstanding delivered to the retiring Relevant Trustee, shall promptly appoint a successor Relevant Trustee or Trustees, and such successor Trustee shall comply with the applicable requirements of Section 8.11. If an Administrative Trustee shall resign, be removed or become incapable of acting as Administrative Trustee, at a time when an Indenture Event of Default shall have occurred and be continuing, the Holder of Common Securities by Act of the Holder of Common Securities delivered to the Administrative Trustee shall promptly appoint a successor Administrative Trustee or Administrative Trustees and such successor Administrative Trustee or Trustees shall comply with the applicable requirements of Section 8.11. If no successor Relevant Trustee shall have been so appointed by the Holder of Common Securities or the Holders and accepted appointment in the manner required by Section 8.11, any Holder who has been a Holder of Trust Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

                  (e) The Property Trustee shall give notice of each resignation and each removal of a Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 11.9 and shall give notice to the Depositor. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

                  (f) Notwithstanding the foregoing or any other provision of this Trust Agreement, in the event any Administrative Trustee who is a natural person dies or becomes, in the opinion of the Depositor, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (i) the unanimous act of the remaining Administrative Trustees if there are at least two of them or (ii) otherwise by the Depositor (with the successor in each case being a Person who satisfies the eligibility requirement for Administrative Trustees set forth in Section 8.7).

                  SECTION 8.11.     ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

                  In case of the appointment hereunder of a successor Relevant Trustee, the retiring Relevant Trustee and each successor Relevant Trustee with respect to the Trust Securities shall execute and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which
(a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Trust Securities and the Trust and (b) shall add to or change any of the provisions of this Trust Agreement as shall be necessary to provide for or facilitate the administration of the Trust by more than one Relevant Trustee, it being understood that nothing herein or in such amendment shall constitute such Relevant Trustees co-trustees and upon the execution and delivery of such amendment the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on written request of the Trust or any successor Relevant Trustee such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property, all proceeds thereof and funds held by such retiring Relevant Trustee hereunder with respect to the Trust Securities and the Trust. Upon written request of any such successor Relevant Trustee, the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Relevant Trustee all such rights, powers and trusts referred to in this Section 8.11. No successor Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Relevant Trustee shall be qualified and eligible under this Article.

                  SECTION 8.12. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

                  Any Person into which the Property Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article VIII, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                  SECTION 8.13. PREFERENTIAL COLLECTION OF CLAIMS AGAINST DEPOSITOR OR TRUST.

                  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Trust or any other obligor upon the Trust Securities or the property of the Trust or of such other obligor or their creditors, the Property Trustee (irrespective of whether any Distributions on the Trust Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Property Trustee shall have made any demand on the Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

                           (i) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Trust Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                           (ii) to collect and receive any money or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee shall consent to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee. Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement adjustment or compensation affecting the Trust Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  SECTION 8.14.     REPORTS BY PROPERTY TRUSTEE.

                  (a) The Property Trustee shall transmit to Holders such reports concerning the Property Trustee and its actions under this Trust Agreement as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Property Trustee shall, within 60 days after each May 15 following the date of this Trust Agreement, deliver to Holders a brief report, dated as of such May 15, which complies with the provisions of such
Section 313(a).

                  (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Property Trustee with each national stock exchange, the Nasdaq National Market or such other interdealer quotation system or self-regulatory organization upon which the Preferred Securities are listed or traded, if any, with the Commission and with the Depositor. The Depositor will promptly notify the Property Trustee of any such listing or trading.

                  SECTION 8.15.     REPORTS TO PROPERTY TRUSTEE.

                  The Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314(a) of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act. Delivery of such reports, information and documents to the Property Trustee is for informational purposes only and the Property Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Trust's compliance with any of its covenants hereunder (as to which the Property Trustee is entitled to rely exclusively on Officers' Certificates).

                  SECTION 8.16.     EVIDENCE OF COMPLIANCE WITH CONDITIONS
PRECEDENT.

                  Each of the Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Trust Agreement that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act shall be given in the form of an Officers' Certificate.

                  SECTION 8.17.     NUMBER OF TRUSTEES.

                  (a) The number of Trustees shall be five (four if the Property Trustee and the Delaware Trustee are the same Person), provided that the Holder of all of the Common Securities by written instrument may increase or decrease the number of Administrative Trustees and provided that the number of Trustees may be increased to add a Special Administrative Trustee. The Property Trustee and the Delaware Trustee may be the same Person.

                  (b) If a Trustee ceases to hold office for any reason and the number of Administrative Trustees is not reduced pursuant to Section 8.17(a), or if the number of Trustees is increased pursuant to Section 8.17(a), a vacancy shall occur. The vacancy shall be filled with a Trustee appointed in accordance with Section 8.10.

                  (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 8.10, the Administrative Trustees in office, regardless of their number (and notwithstanding any other provision of this Trust Agreement), shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Trust Agreement.

                  SECTION 8.18.     DELEGATION OF POWER.

                  (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.8, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing.

                  (b) The Administrative Trustees shall have power to delegate from time to time to such of their number or to the Depositor the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of this Trust Agreement, as set forth herein.

                                  ARTICLE IX

                DISSOLUTION, LIQUIDATION, TERMINATION AND MERGER

                  SECTION 9.1.      TERMINATION UPON EXPIRATION DATE.

                  Unless earlier terminated, the Trust shall automatically dissolve on January 1, 2030 (the "Expiration Date"), following the distribution of the Trust Property in accordance with Section 9.4.

                  SECTION 9.2.      EARLY TERMINATION.

                  The first to occur of any of the following events is an "Early Termination Event":

                  (a) the occurrence of a Bankruptcy Event in respect of the Holder of the Common Securities, or the filing by the Holder of Common Securities of a certificate of dissolution or its equivalent with respect to the Holder of Common Securities (except for permitted mergers, consolidations or reorganizations of the Holder of Common Securities) or the revocation of the charter of the Holder of Common Securities and the expiration of 90 days after the date of such revocation without reinstatement thereof;

                  (b) the occurrence of (i) a Tax Event, but only if the Administrative Trustees shall have received an opinion from independent tax counsel experienced in such matters, which opinion may rely on published revenue rulings of the Internal Revenue Service, to the effect that the holders of the Preferred Securities will not recognize any gain or loss for United States federal income tax purposes as a result of such Early Termination Event and distribution of Debentures; unless at the time there is available to the Trust the opportunity to eliminate, within such 90 day period, the Tax Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure, which has no adverse effect on the Trust, Caremark Rx, Inc. or the holders of the Preferred Securities, and the Trust pursues such measure in lieu of dissolution; or (ii) an Investment Company Event;

                  (c) the redemption of all of the Preferred Securities in connection with the redemption of all of the Debentures;

                  (d) the entry of an order for dissolution of the Trust by a court of competent jurisdiction; and

                  (e) the distribution of Common Stock to all Holders upon conversion of all outstanding Preferred Securities.

                  SECTION 9.3.      TERMINATION.

                  The respective obligations and responsibilities of the Trustees and, to the fullest extent permitted by applicable law, the Trust created and continued hereby shall terminate upon the latest to occur of the following: (a) the distribution by the Property Trustee to Holders upon the liquidation of the Trust pursuant to Section 9.4, or upon the redemption of all of the Trust Securities pursuant to Section 4.2 or repurchase of all the Trust Securities pursuant to Article X, of all amounts required to be distributed hereunder upon the final payment of the Trust Securities; (b) the payment of any expenses owed by the Trust; and
(c) the discharge of all administrative duties of the Administrative Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Holders. Upon the completion of the liquidation of the Trust and its termination, the Property Trustee shall execute and file a Certificate of Cancellation of the Trust with the Secretary of State of the State of Delaware.

                  SECTION 9.4.      LIQUIDATION.

                  (a) If an Early Termination Event specified in clause (a),
(b) or (d) of Section 9.2 occurs or upon the Expiration Date, the Trust shall be liquidated by the Trustees as expeditiously as the Trustees determine to be possible by distributing, after satisfaction or the making of reasonable provisions for the payment of liabilities to creditors of the Trust as provided by applicable law, to each Holder a Like Amount of Debentures, subject to
Section 9.4(d). Notice of liquidation shall be given by the Property Trustee by first-class mail, postage prepaid mailed not later than 30 nor more than 60 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address appearing in the Securities Register. All notices of liquidation shall:

                           (i)   state the CUSIP Number of the Trust Securities;

                           (ii)  state the Liquidation Date;

                           (iii) state that from and after the Liquidation Date, the Trust Securities will no longer be deemed to be Outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent a Like Amount of Debentures; and

                           (iv) provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates for Debentures or, if Section 9.4(d) applies, receive a Liquidation Distribution, as the Administrative Trustees or the Property Trustee shall deem appropriate.

                  (b) Except where Section 9.2(c) or 9.2(e) applies, in order to effect the liquidation of the Trust and distribution of the Debentures to Holders, the Property Trustee shall establish a record date for such distribution (which shall be not more than 45 days prior to the Liquidation
Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Debentures in exchange for the Outstanding Trust Securities Certificates.

                  (c) Except where Section 9.2(c) or 9.2(e) applies, after the Liquidation Date, (i) the Trust Securities shall no longer be deemed to be Outstanding, (ii) certificates representing a Like Amount of Debentures shall be issued to Holders of Trust Securities Certificates, upon surrender of such certificates to the Administrative Trustees or their agent for exchange, (iii) the Depositor shall use its best efforts to have the Debentures listed on any exchange, interdealer quotation system or self-regulatory organization as the Preferred Securities are then listed or traded, (iv) any Trust Securities Certificates not so surrendered for exchange shall be deemed to represent a Like Amount of Debentures, accruing interest at the rate provided for in the Debentures from the last Distribution Date on which a Distribution was made on such Trust Securities Certificates until such certificates are so surrendered (and until such certificates are so surrendered, no payments of interest or principal will be made to Holders of Trust Securities Certificates with respect to such Debentures), and (v) all rights of Holders holding Trust Securities shall cease, except the right of such Holders to receive Debentures upon surrender of Trust Securities Certificates.

                  (d) In the event that, notwithstanding the other provisions of this Section 9.4, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Debentures in the manner provided herein is determined by the Property Trustee not to be practical, the Trust Property shall be liquidated, and the Trust shall be wound-up or terminated, by the Property Trustee. In such event, Holders will be entitled to receive out of the assets of the Trust available for distribution to Holders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the Liquidation Amount per Trust Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If, upon any such winding up or termination, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation Amounts). The Holder of the Common Securities shall be entitled to receive Liquidation Distributions upon any such winding-up or termination pro rata (determined as aforesaid) with Holders of Preferred Securities, except that, if a Indenture Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities.

                  SECTION 9.5. MERGERS, CONSOLIDATIONS, AMALGAMATIONS OR REPLACEMENTS OF TRUST.

                  The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other Person, except pursuant to this Article IX. At the request of the Depositor, with the consent of the Administrative Trustees and without the consent of the Holders of the Preferred Securities, the Property Trustee or the Delaware Trustee, the Trust may consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any State; provided, that (i) such successor entity either (a) expressly assumes all of the obligations of the Trust with respect to the Preferred Securities or (b) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities rank in priority with respect to Distributions and payments upon liquidation, redemption and otherwise, (ii) the Depositor expressly appoints a trustee of such successor entity possessing the same powers and duties as the Property Trustee as the holder of the Debentures, (iii) the Successor Securities are listed or traded, or any Successor Securities shall be listed upon notification of issuance, on any national securities exchange or other organization on which the Preferred Securities are then listed or traded, if any, (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization, (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect, (vi) such successor entity has a purpose substantially identical to that of the Trust,

(vii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Depositor has received an Opinion of Counsel to the effect that (a) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect, and (b) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor such successor entity will be required to register as an investment company under the 1940 Act, and (viii) the Depositor owns all of the common securities of such successor entity and guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the Guarantee. Notwithstanding the foregoing, the Trust shall not, except with the consent of Holders of 100% in Liquidation Amount of the Preferred Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other Person or permit any other Person to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the successor entity to be classified as other than a grantor trust for United States federal income tax purposes.

                                   ARTICLE X

                          RIGHT TO REQUIRE REPURCHASE

                  SECTION 10.1.     RIGHT TO REQUIRE REPURCHASE.

                  In the event that there shall occur a Change of Control (as defined in Section 10.6), then each Holder shall have the right, at such Holder's option, to require the Trust to purchase, and upon the exercise of such right, the Trust shall, subject to the provisions of Section 14.3 of the Indenture, purchase, all or any part of such Holder's Preferred Securities on the date (the "Repurchase Date") that is 30 days after the date the Depositor gives notice of the Change of Control as contemplated in Section 10.2(a) at a price (the "Repurchase Price") equal to $50 per Preferred Security, together with accrued and unpaid Distributions and Liquidated Damages pursuant to the Registration Rights Agreement, if any, to the Repurchase Date.

                  SECTION 10.2.     NOTICE; METHOD OF EXERCISING REPURCHASE
RIGHT.

                  (a) Within 30 days following a Change of Control (as defined in Section 10.6), the Depositor, or at the written request of the Depositor received by the Property Trustee at least 40 days prior to the Repurchase Date, the Property Trustee (in the name and at the expense of the Depositor), in its capacity as tender agent (for which services it shall be reasonably compensated), shall give notice of the occurrence of the Change of Control and of the repurchase right set forth herein arising as a result thereof by first-class mail, postage prepaid, to the Property Trustee and to each Holder of the Preferred Securities at such Holder's address appearing in the Security Register.

                  Each notice of a repurchase right shall state:

                  (1) the event constituting the Change of Control and the date thereof,

                  (2)  the Repurchase Date,

                  (3)  the date by which the repurchase right must be exercised,

                  (4)  the Repurchase Price, and

                  (5) the instructions a Holder must follow to exercise a repurchase right.

                  No failure of the Depositor to give the foregoing notice shall limit any Holder's right to exercise a repurchase right. The Property Trustee shall have no affirmative obligation to determine if there shall have occurred a Repurchase Event.


                  (b) To exercise a repurchase right, a Holder shall deliver to the Depositor, the Trust (or an agent designated by the Depositor for such purpose in the notice referred to in (a) above) and to the Property Trustee on or before the close of business on the second Business Day preceding the Repurchase Date (i) written notice of the Holder's exercise of such right, in the form attached hereto as Exhibit F, and (ii) the Preferred Security or Preferred Securities with respect to which the repurchase right is being exercised, duly endorsed for transfer to the Trust. Such written notice shall be irrevocable.

                  In the event a repurchase right shall be exercised in accordance with the terms hereof, the Depositor shall on the Repurchase Date cause to be paid in cash by the Trust to the Holder thereof the Repurchase Price of the Preferred Security or Preferred Securities as to which the repurchase right had been exercised. In the event that a repurchase right is exercised with respect to less than the entire amount of Preferred Securities represented by a Preferred Securities Certificate, the Trust shall cause to be issued and executed in the name of the Holder a new Preferred Securities Certificate representing the unrepurchased portion of such surrendered Preferred Securities Certificate.

                  SECTION 10.3.     DEPOSIT OF REPURCHASE PRICE.

                  On or prior to the Repurchase Date, the Depositor shall redeem Debentures equal in aggregate principal amount to the Liquidation Amount of Preferred Securities to be repurchased on the Repurchase Date and cause to be deposited with the Property Trustee or with a Paying Agent an amount of money in same day funds sufficient to pay the redemption price therefor. The Trust shall cause such funds to be applied to the payment of the Repurchase Price of the Preferred Securities which are to be repaid on the Repurchase Date.

                  SECTION 10.4.     SECURITIES NOT REPURCHASED ON REPURCHASE
DATE.

                  If any Preferred Security surrendered for repurchase shall not be so paid on the Repurchase Date, such Preferred Security shall, until paid, accrue Distributions to the extent permitted by applicable law from the Repurchase Date at the Distribution rate per annum applicable to such Preferred Security.

                  SECTION 10.5.     SECURITIES REPURCHASED IN PART.

                  Any Preferred Securities Certificate representing Preferred Securities, only a portion of which are to be repurchased, shall be surrendered at any office or agency of the Property Trustee designated for that purpose (with, if the Trust or the Property Trustee so requires, due endorsement by, or written instrument of transfer in form satisfactory to the Trust and the Property Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Trust shall issue to the Holder, without service charge, a Preferred Securities Certificate of any authorized denomination as requested by such Holder, in aggregate amount equal to and in exchange for the unrepurchased portion of Preferred Securities so surrendered.

                  SECTION 10.6.     DEFINITIONS.

                  (a) A "Change in Control" shall occur when: (a) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, or all or substantially all of the assets of the Depositor and its subsidiaries, taken as a whole, (b) the adoption of a plan relating to the liquidation or dissolution of the Depositor, (c) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" or "group" (as such terms are used in Section 13(d)(3) of the Exchange
Act) becomes the "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly through one or more intermediaries, of more than 50% of the voting power of the outstanding voting stock of the Depositor, (d) the Depositor consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, the Depositor, other than any such transaction where the beneficial owners of the outstanding common stock of the Depositor immediately prior to such transaction beneficially own a majority of the outstanding shares of voting stock of the surviving person immediately after such transaction, or (e) the first day on which more than a majority of the members of the Board of Directors of the Depositor are not Continuing Directors; provided, however, that a Change of Control shall not be deemed to have occurred if the last reported sale price per share of the Common Stock for any ten Trading Days (as defined) within the period of twenty consecutive Trading Days (x) ending immediately after the later of the Change of Control and the public announcement of the Change in Control (in the case of a Change in Control under clause (a), (b), (c) or (e) above) or (y) ending immediately before the Change in Control (in the case of a Change in Control under clause (d) above) shall equal or exceed 105% of the Conversion Price in effect on each such Trading Day. If not earlier made, the Company shall make a public announcement of a Change of Control within five Business Days of the occurrence of such Change of Control.

                  (b) "Continuing Directors" means as of any date of determination, any member of the board of directors of the Depositor who (a) was a member of the board of directors on the date of original issuance of the Preferred Securities or (b) was nominated for election to the board of directors with the approval of, or whose election was ratified by, at least two-thirds of the Continuing Directors who were members of the board of directors at the time of such nomination or election.

                                  ARTICLE XI

                            MISCELLANEOUS PROVISIONS

                  SECTION 11.1.     LIMITATION OF RIGHTS OF HOLDERS.

                  The death, incapacity, liquidation, dissolution, termination or bankruptcy of any Person having an interest, beneficial or otherwise, in Trust Securities shall not operate to terminate this Trust Agreement, nor entitle the legal representatives or heirs of such Person or any Holder for such Person, to claim an accounting, take any action or bring any proceeding in any court for a partition or winding up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  SECTION 11.2.     LIABILITY.

                  (a) Except as expressly set forth in this Trust Agreement, the Guarantee and the terms of the Trust Securities, the Depositor shall not be:

                           (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders, which shall be made solely from assets of the Trust; or

                           (ii) required to pay to any Holder any deficit upon dissolution of the Trust or otherwise.

                  (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Trust Securities) to the extent not satisfied out of the Trust's assets.

                  (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

                  SECTION 11.3.     AMENDMENT.

                  (a) This Trust Agreement may be amended from time to time by the Property Trustee, the Administrative Trustees and the Depositor, without the consent of any Holders, (i) to cure any ambiguity, correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Trust Agreement, which shall not be inconsistent with the other provisions of this Trust Agreement, or to add to the covenants of the Trust for the benefit of the Holders or to surrender any right or power herein conferred upon the Trust, (ii) to modify, eliminate or add to any provisions of this Trust Agreement to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Trust Securities are Outstanding or to ensure that the Trust will not be required to register as an investment company under the 1940 Act or (iii) to cause this Trust Agreement to be qualified under the Trust Indenture Act; provided, however, that in the case of clauses (i), (ii) or
(iii), such action
shall not adversely affect in any material respect the interests of any Holder, and any such amendments of this Trust Agreement shall become effective when notice thereof is given to the Holders.

                  (b) Except as provided in Section 11.3(c) hereof, any provision of this Trust Agreement may be amended by the Trustees and the Depositor with (i) the consent of Holders representing not less than a majority (based upon Liquidation Amounts) of the Trust Securities then Outstanding, and
(ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States federal income tax purposes or the Trust's exemption from status of an investment company under the 1940 Act.

                  (c) In addition to and notwithstanding any other provision in this Trust Agreement, without the consent of each affected Holder (such consent being obtained in accordance with Section 6.3 or 6.6 hereof), this Trust Agreement may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date, or (ii) restrict the right of a Holder to institute suit for the enforcement of any such payment on or after such date; notwithstanding any other provision herein, without the unanimous consent of the Holders (such consent being obtained in accordance with Section 6.3 or 6.6 hereof), this
Section 11.3(c) may not be amended.

                  (d) Notwithstanding any other provisions of this Trust Agreement, no Trustee shall enter into or consent to any amendment to this Trust Agreement which would cause the Trust to fail or cease to qualify for the exemption from status of an investment company under the 1940 Act or fail or cease to be classified as a grantor trust for United States federal income tax purposes.

                  (e) Notwithstanding anything in this Trust Agreement to the contrary, without the consent of the Depositor, this Trust Agreement may not be amended in a manner which imposes any additional obligation on the Depositor.

                  (f) In the event that any amendment to this Trust Agreement is made, the Administrative Trustees shall promptly provide to the Depositor a copy of such amendment.

                  (g) Neither the Property Trustee nor the Delaware Trustee shall be required to enter into any amendment to this Trust Agreement which affects its own rights, duties or immunities under this Trust Agreement. The Property Trustee shall be entitled to receive an Opinion of Counsel and an Officers' Certificate stating that any amendment to this Trust Agreement is in compliance with this Trust Agreement.

                  SECTION 11.4.     SEPARABILITY.

                  In case any provision in this Trust Agreement or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 11.5.     GOVERNING LAW.

                  THIS TRUST AGREEMENT AND TILE RIGHTS AND OBLIGATIONS OF EACH OF THE HOLDERS, THE TRUST AND THE TRUSTEES WITH RESPECT TO THIS TRUST AGREEMENT AND THE TRUST SECURITIES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES).

                  SECTION 11.6.     PAYMENTS DUE ON NON-BUSINESS DAY.

                  If the date fixed for any payment on any Trust Security shall be a day that is not a Business Day, then such payment shall be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) (except as otherwise provided in Sections 4.1(a) and 4.2(d)), with the same force and effect as though made on the date fixed for such payment.

                  SECTION 11.7.     SUCCESSORS.

                  This Trust Agreement shall be binding upon and shall inure to the benefit of any successor to the Depositor, the Trust or the Relevant Trustee, including any successor by operation of law. Except in connection with a consolidation, merger or sale involving the Depositor that is permitted under Article Eight of the Indenture and pursuant to which the assignee agrees in writing to perform the Depositor's obligations hereunder, the Depositor shall not assign its obligations hereunder.

                  SECTION 11.8.     HEADINGS.

                  The Article and Section headings are for convenience only and shall not affect the construction of this Trust Agreement.

                  SECTION 11.9.     REPORTS, NOTICES AND DEMANDS.

                  (a) Any report, notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon any Holder or the Depositor may be given or served in writing by deposit thereof, first-class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed: (i) in the case of a Holder, to such Holder as such Holder's name and address may appear on the Securities Register; and (ii) in the case of the Holder of Common Securities or the Depositor, to Caremark Rx, Inc., 3000 Galleria Tower, Suite 1000, Birmingham, Alabama 35242, Attention: Chief Financial Officer, facsimile no.: (205) 733-9780. Such notice, demand or other communication to or upon a Holder shall be deemed to have been sufficiently given or made, for all purposes, upon hand delivery, mailing or transmission. Such notice, demand or other communication to or upon the Depositor shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Depositor.

                  (b) Any notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon the Trust, the Property Trustee or the Administrative Trustees shall be given in writing addressed (until another address is published by the Trust) as follows: (i) with respect to the Property Trustee to Wilmington Trust Company ,1100 N. Market Street, Wilmington, Delaware 19801
Attention: Corporate Trust Administration; and (ii) with respect to the Administrative Trustees, to them at the address above for notices to the Depositor, marked "Attention Administrative Trustees of Caremark Rx Capital Trust I." Such notice, demand or other communication to or upon the Trust or the Property Trustee shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust or the Property Trustee.

                  SECTION 11.10.    AGREEMENT NOT TO PETITION.

                  Each of the Trustees and the Depositor agree for the benefit of the Holders that, until at least one year and one day after the Trust has been terminated in accordance with Article IX, they shall not file, or join in the filing of, a petition against the Trust under any bankruptcy, insolvency, reorganization or other similar law (including the United States Bankruptcy
Code) (collectively, "Bankruptcy Laws") or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Law. In the event the Depositor takes action in violation of this Section 11.10, the Property Trustee agrees, for the benefit of Holders, that at the expense of the Depositor, it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Depositor against the Trust or the commencement of such action and raise the defense that the Depositor has agreed in writing not to take such action and should be stopped and precluded therefrom and such other defenses, if any, as counsel for the Property Trustee or the Trust may assert. The provisions of this Section 11.10 shall survive the termination of this Trust Agreement.

                  SECTION 11.11. TRUST INDENTURE ACT; CONFLICT WITH TRUST INDENTURE ACT.

                  (a) This Trust Agreement shall be subject to the provisions of the Trust Indenture Act whether or not such provisions are required or deemed to be part of this Trust Agreement and shall, to the extent applicable, be governed by such provisions.

                  (b) The Property Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act.

                  (c) If any provision hereof limits, qualifies or conflicts with another provision hereof which is or would be required or deemed to be included in this Trust Agreement by any of the provisions of the Trust Indenture Act, such required or deemed provision shall control. If any provision of this Trust Agreement modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Trust Agreement as so modified or excluded, as the case may be.

                  (d) The application of the Trust Indenture Act to this Trust Agreement shall not affect the nature of the Trust Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

                  SECTION 11.12. ACCEPTANCE OF TERMS OF TRUST AGREEMENT, GUARANTEE AND INDENTURE.

                  THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A HOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE HOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT AND AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AND THE INDENTURE, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH HOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH HOLDER AND SUCH OTHERS.

                  SECTION 11.13.    HOLDERS ARE PARTIES.

                  Notwithstanding that Holders have not executed and delivered this Trust Agreement or any counterpart thereof, Holders shall be deemed to be parties to this Trust Agreement and shall be bound by all of the terms and conditions hereof and of the Trust Securities by acceptance and delivery of the Trust Securities.

                  SECTION 11.14.    COUNTERPARTS.

                  This Trust Agreement may contain more than one counterpart of the signature page and this Trust Agreement may be executed by the affixing of the signature of each of the Trustees of one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                                       CAREMARK RX, INC.



                                       By: /s/ James H. Dickerson, Jr.
                                          -------------------------------------
                                          Name:  James H. Dickerson, Jr.
                                          Title: Executive Vice President and
                                                 Chief Financial Officer



                                       WILMINGTON TRUST COMPANY, as Property
                                       Trustee and Delaware Trustee




                                       By: /s/ Patricia A. Evans
                                          -------------------------------------
                                          Name:  Patricia A. Evans
                                          Title: Financial Services Officer

                                                    , as Administrative Trustee


                                       By: /s/ James H. Dickerson, Jr.
                                          -------------------------------------
                                          Name: James H. Dickerson, Jr.
                                          Title:



                                                    , as Administrative Trustee


                                       By: /s/ Howard A. McLure
                                          -------------------------------------
                                          Name: Howard A. McLure
                                          Title:



                                                    , as Administrative Trustee


                                       By: /s/ Sara J. Finley
                                          -------------------------------------
                                          Name: Sara J. Finley
                                          Title:

                                                                      EXHIBIT A



                              CERTIFICATE OF TRUST
                                       OF
                          CAREMARK RX CAPITAL TRUST I



                                 See attached.

                                                                      EXHIBIT B


                        CERTIFICATE DEPOSITORY AGREEMENT

                                 See attached.

                                                                      EXHIBIT C

                            FORM OF COMMON SECURITY

         THIS CERTIFICATE IS NOT TRANSFERABLE TO ANY PERSON, EXCEPT THAT THE HOLDER AND ANY WHOLLY-OWNED SUBSIDIARY MAY TRANSFER THIS SECURITY TO THE HOLDER OR A WHOLLY-OWNED SUBSIDIARY OF THE HOLDER OR ANY ENTITY OWNING ALL OF THE OUTSTANDING COMMON STOCK OF THE HOLDER, SUBJECT TO RECEIPT BY THE TRUST OF AN OPINION OF COUNSEL THAT SUCH TRANSFER WOULD NOT CAUSE MORE THAN AN INSUBSTANTIAL RISK THAT (I) THE TRUST WOULD NOT BE CLASSIFIED FOR UNITED STATES FEDERAL INCOME TAX PURPOSES AS A GRANTOR TRUST; OR (II) THE TRUST WOULD BE AN INVESTMENT COMPANY REQUIRED TO REGISTER UNDER THE INVESTMENT COMPANY ACT OR THE TRANSFEREE WOULD BECOME AN INVESTMENT COMPANY REQUIRED TO REGISTER UNDER THE INVESTMENT COMPANY ACT.


    CERTIFICATE NUMBER:                          NUMBER OF COMMON SECURITIES:
         C-1                                             123,720
                  Certificate Evidencing Common Securities of
                          CAREMARK RX CAPITAL TRUST I
                  (Liquidation Amount $50 per Common Security)

                  Caremark Rx Capital Trust I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Caremark Rx, Inc. (the "Holder") is the registered owner of 123,720 common securities of the Trust representing beneficial ownership interests of the Trust and designated the Common Securities (Liquidation Amount $50 per Common Security) (the "Common Securities"). In accordance with Section 5.11 of the Trust Agreement (as defined below) the Common Securities are not transferable except in limited circumstances and any attempted transfer, except in such limited circumstances, shall be void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of September 29, 1999, as the same may be amended from time to time (the "Trust Agreement") including the designation of the terms of the Common Securities as set forth therein. The Trust will furnish a copy of the Trust Agreement to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

                  Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder and by acceptance hereof agrees to the provisions of (i) the Guarantee Agreement entered into by Caremark Rx, Inc., a Delaware corporation ("Caremark"), and Wilmington Trust Company, a Delaware banking corporation, as guarantee trustee, dated as of

September 29, 1999, and (ii) the Indenture entered into by Caremark and Wilmington Trust Company, as trustee, dated as of September 29, 1999.

                  IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate.

                                       CAREMARK RX CAPITAL TRUST I



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title: Administrative Trustee

                                                                      EXHIBIT D

                           FORM OF PREFERRED SECURITY

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, RESOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER HEREOF MAY NOT ENGAGE IN HEDGING TRANSACTIONS IN THIS SECURITY UNLESS SUCH TRANSACTIONS ARE IN COMPLIANCE WITH THE SECURITIES ACT.

                           THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF
                  AGREES TO OFFER, RESELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS THE LATER OF (X) TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW ONLY
                  (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT,
                  (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRANSFER AGENT'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. ANY TRANSFER OF THIS SECURITY IS REQUIRED TO BE MADE IN COMPLIANCE WITH

                  THE APPLICABLE STATE SECURITIES LAWS AND APPLICABLE SECURITIES LAWS OF OTHER JURISDICTIONS.

                           EACH PURCHASER OR HOLDER OF THE SECURITY EVIDENCED
                  HEREBY WILL BE DEEMED TO HAVE REPRESENTED EITHER THAT (A) IT IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO PART 4 OF SUBTITLE B OF TITLE I OF ERISA OR A PLAN DESCRIBED IN SECTION 4975 OF THE CODE OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE THE ASSETS OF ANY SUCH ERISA PLAN OR OTHER PLAN OR (B) ITS ACQUISITION, HOLDING AND DISPOSITION OF THE SECURITY EVIDENCED HEREBY WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE BY REASON OF PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 91-38, PTCE 84-14, PTCE 90-1, PTCE 95-60 OR PTCE 96-23.

                           THE HOLDER OF THIS SECURITY AGREES THAT IT WILL
                  DELIVER TO EACH PERSON TO WHOM THIS CAPITAL SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.


Any global security issued hereunder shall, in addition to the provisions set forth above contain a legend in substantially the following form:

                           THIS SECURITY IS A GLOBAL SECURITY WITHIN THE
                  MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

                                    UNLESS THIS SECURITY IS PRESENTED BY AN
                  AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK) TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.,

                  ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


CERTIFICATE NUMBER: P-1               NUMBER OF PREFERRED SECURITIES: 4,000,000
CUSIP NO.
ISIN NO.
COMMON CODE:



                  Certificate Evidencing Preferred Securities

                                       of

                          CAREMARK RX CAPITAL TRUST I

            7.0% Shared Preference Redeemable Preferred Securities,
                (Liquidation Amount $50 per Preferred Security)

                  Caremark Rx Capital Trust I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co. (the "Holder") is the registered owner of 4,000,000 preferred securities of the Trust representing an undivided beneficial ownership interest in the assets of the Trust and designated the Caremark Rx Capital Trust I Shared Preference Redeemable Securities (SPuRS SM) (Liquidation Amount $50 per Preferred Security unit redeemable) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.4 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to, the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of September 29, 1999, as the same may be amended from time to time (the "Trust Agreement") including the designation of the terms of Preferred Securities as set forth herein. The Holder is entitled to the benefits of (i) the Guarantee Agreement entered into by Caremark Rx, Inc., a Delaware corporation ("Caremark"), and Wilmington Trust Company, a Delaware banking corporation ("Preferred Guaranty Trustee"), as guarantee trustee, dated as of September 29, 1999 (the "Guarantee") and (ii) the Registration Rights Agreement dated as of September 29, 1999 among the Trust, Caremark and Warburg Dillon Read LLC (the "Registration Rights Agreement"), in each case to the extent provided therein. The Trust will furnish a copy of the Trust Agreement, the Guarantee and the Registration Rights Agreement to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

                  Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder and by acceptance hereof agrees to the provisions of (i) the Guarantee, (ii) the Indenture entered into by Caremark and Wilmington Trust Company, as trustee, dated as of September 29, 1999 and (iii) the Registration Rights Agreement.

                  IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate.



Dated:  September    , 1999

                                       CAREMARK RX CAPITAL TRUST I




                                       By:
                                          -------------------------------------
                                          Name:
                                          Title: Administrative Trustee



                  This is one of the Securities referred to in the within mentioned Trust Agreement.



Date of Authentication:


September __, 1999

                                       WILMINGTON TRUST COMPANY,
                                       as Property Trustee



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned assigns and transfers this Trust Security to:

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

(Insert assignee's social security or tax identification number)



_______________________________________________________________

_______________________________________________________________

_______________________________________________________________

(Insert address and zip code of assignee)


and irrevocably appoints

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________


agent to transfer this Preferred Securities Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:_________________________________

Signature:
          ----------------------------
(Sign exactly as your name appears on the other side of this Trust Security certificate)


Signature Guarantee*:
                     --------------------------------

------------------

*(Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended)

                               CONVERSION REQUEST

To: Wilmington Trust Company, as Conversion Agent under the Trust Agreement of Caremark Rx Capital Trust I

                  The undersigned owner of these Preferred Securities hereby irrevocably exercises the option to convert these Preferred Securities, or the portion below designated, into Common Stock of CAREMARK RX, INC. (the "Common Stock") in accordance with the terms of the Trust Agreement. Pursuant to the aforementioned exercise of the option to convert these Preferred Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Trust Agreement) to (i) exchange such Preferred Securities for a portion of the Debentures (as that term is defined in the Trust Agreement) held by the Trust at the Conversion Price specified in the Trust Agreement, and (ii) immediately convert such Debentures on behalf of the undersigned, into Common Stock at the Conversion Price specified in the Trust Agreement.

                  The undersigned also hereby directs the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

                  If the undersigned is a BHCA Person (as that term is defined in the Trust Agreement, the undersigned certifies that it is in compliance with
Section 4.3(a) of the Trust Agreement.

Date:______________________

Number of Preferred Securities to be converted:  ____________

If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of Common Stock are to be issued, along with the address or addresses of such person or persons.

-----------------------------------------

-----------------------------------------

-----------------------------------------

(Sign exactly as your name appears on the other side of this Preferred Securities certificate) (for conversion of definitive Preferred Securities only)

Please Print or Typewrite Name and Address,
Including Zip Code, and Social Security or
Other Identifying Number.

-----------------------------------------

-----------------------------------------

----------------------------------------------------



Signature Guarantee:*
                     -------------------------------
-------------------

*(Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended)

                                                                      EXHIBIT E

                      FORM OF CERTIFICATE TO BE DELIVERED
                   UPON EXCHANGE OR REGISTRATION OF TRANSFER
                            OF PREFERRED SECURITIES

                      CERTIFICATE FOR EXCHANGE OR TRANSFER

Re: 7.0% Shared Preference Redeemable Securities ("SpuRS" or "Preferred Securities)

                  This Certificate relates to _________ Preferred Securities held by _________ (the "Transferor").


                  The Transferor has requested the Trustee by written order to exchange or register the transfer of a Preferred Security or Preferred Securities.

                  In connection with such request and in respect of each such security, the Transferor does hereby certify to the Depositor and the Trustee that Transferor is familiar with the Trust Agreement relating to the above captioned Preferred Securities and, as provided in Section 5.4 and Section 5.5 of such Trust Agreement, the transfer of this Preferred Security does not require registration under the Securities Act (as defined below) because:


                  [ ] Such Preferred Security is being acquired for the Transferor's own account, without transfer.


                  [ ] Such Preferred Security is being transferred pursuant to an effective registration statement under the Securities Act.


                  [ ] Such Preferred Security is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act")) in reliance on Rule 144A.


                  [ ] Such Preferred Security is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Securities Act pursuant to Regulation S, Rule 144 or otherwise (other than pursuant to Rule 144A) under the Securities Act. An opinion of counsel to the effect that such transfer does not require registration under the Securities Act accompanies this Certificate.

                  If this certificate is being delivered in connection with a transfer or exchange of Preferred Securities held by a BHCA Person (as that term is defined in the Trust Agreement), such BHCA Person certifies that this transfer or exchange complies with Section 4.3(a) of the Trust Agreement.


                  You are entitled to rely upon this certificate and you are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


                                       _______________________________________
                                             [INSERT NAME OF TRANSFEROR]

                                       By:
                                          -------------------------------------

Date:
     --------------------------------

                                                                      EXHIBIT F


                      [OPTION OF HOLDER TO ELECT PURCHASE]



                  If you wish to have Preferred Securities represented by this certificate purchased by the Depositor pursuant to Article X of the Trust Agreement, check the Box: [ ]


                  If you wish to have a portion of the Preferred Securities represented by this certificate purchased by the Depositor pursuant to Article X of the Trust Agreement, state the number of Preferred Securities you wish to have purchased: ____________________


      Date:  ___________________   Your Signature(s):
                                                     --------------------------

                                              Tax Identification No.:

(Sign exactly as your name appears on the face of this Security)

Signature Guarantee*:
                     ------------------------------------------
-----------------

*(Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended)


                                      F-1